UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21986

Hatteras Multi-Strategy Institutional Fund, L.P.

(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401

Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip code)

David B. Perkins

8540 Colonnade Center Drive, Suite 401

Raleigh, North Carolina 27615

(Name and address of agent for service)

registrant's telephone number, including area code: (919) 846-2324

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

HATTERAS MULTI-STRATEGY FUND, L.P. HATTERAS MULTI-STRATEGY TEI FUND, L.P. HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P. HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.

ANNUAL REPORT For the Year Ended March 31, 2010

ABOUT US

Hatteras Funds strives to be a leading provider of unique alternative investment solutions for financial advisors. Founded in 2003, Hatteras offers investors the ability to access institutional quality alternative investments with confidence.

Hatteras believes all investors should benefit from the same sophisticated investment approach and superior portfolio management talent as the largest institutions. We break down the barriers that many investors face when considering an allocation to alternative investments, offering guidance to financial professionals and their clients who have the means, but perhaps not the expertise, staff resources or time to pursue these opportunities on their own.

Hatteras designs and structures investment products that solve specific portfolio needs. To do so, Hatteras selectively partners with alternative investment teams whose unique skill, experience, and investment focus align with fund objectives. We empower investors by delivering the strategies, managers, process discipline and quality that are typically only available to portfolios with more than $1 billion in assets.

CONTENTS

A Letter from the President	1
Discussion of Fund Performance	2
Financial Section	13

RELATIONSHIPS • ALTERNATIVES • RESULTS

A LETTER FROM THE PRESIDENT
Robert L. Worthington, CFA

The entire Hatteras organization would like to thank you for your continued confidence in us and for your investment in the Hatteras Multi-Strategy Funds (the “Funds”). We value and respect our relationship with you and your financial advisor. Each day, we focus our efforts on meeting the Funds’ investment objectives and exceeding your client service expectations.

The last twelve months have seen an extraordinary rebound in both equity and fixed income markets from the precipice of the financial meltdown of late 2008–early 2009. This rebound has been almost the polar opposite of the meltdown, as almost all asset classes, save real estate, have rebounded sharply. Overseas equity markets, especially in emerging economies, rebounded to a greater degree than developed countries. Economically, emerging economies recovered more quickly and to a greater degree than the developed world, including the U.S. Over the past few months, we have seen increasing evidence that the recovery in the U.S. could be more sustainable than that envisioned by market participants at year end.

In last year’s letter, we mentioned the tremendous opportunities that we believed were available after the financial catastrophe, especially in fixed income/debt and emerging markets. In retrospect, we didn’t realize that the rebound would be collectively so strong and so swift. While opportunities still exist in certain areas, such as senior secured debt, arbitrage, private equity, and commodities longer term, valuations are higher and the easy money has been made. Somewhat lost in this rebound, however, is that there are many headwinds facing global economies, especially in the developed world: high unemployment, historically high levels of consumer and government debt, increasing regulation and taxation policies, and the emergence of China, Brazil, and India as global, political, and economic powers. Therefore, our outlook is more cautious than one year ago and reaffirms our belief that a diversified portfolio with thoughtful hedged positions, combined with selective investments in private equity, senior secured debt, and certain real estate opportunities is prudent.

As a reminder, the Funds’ primary investment objective is to provide capital appreciation consistent with the return characteristic of alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy & Natural Resources. The Funds’ secondary objective is capital appreciation with less volatility than that of the equity markets. We believe the Hatteras Multi-Strategy Funds have met their objectives since inception. For more detailed commentary regarding the portfolio returns, investment strategies, and market conditions, please see the “Discussion of Fund Performance” from Mark Yusko, the Chief Investment Officer of the Funds, included within this report.

Hedge fund and private equity industries continue to consolidate and investors are demanding more rigorous requirements for due diligence, risk management, reporting, and client service. We are proud that our firm has continued to grow, as assets under management reached $1.75 billion, up from $1.15 billion one year ago. More importantly, this has allowed us to further strengthen our organization by hiring experienced professionals across our investment management, operations/compliance, sales/client servicing, and executive teams. We continue to make sizable investments in our company to remain competitive in an increasingly competitive industry.

In closing, we want to thank you again for your investment in our Funds and your confidence in our team. We work every day knowing that without you, we would not have this opportunity. Each day, we put forth all our effort and focus to exceed your client service expectations and the Funds’ investment objectives.

Robert L. Worthington, CFA
President

ONE

DISCUSSION OF FUND PERFORMANCE
Mark W. Yusko, Chief Investment Officer of Hatteras Multi-Strategy Funds

MARKET OVERVIEW

What a difference a year makes. This will likely be the most overused phrase in this year’s investment industry annual reports (although it might be a close race with “tale of two years”) to describe the amazing global markets recovery over the past twelve months. The year ended March 31, 2010 will go down in history books as one of the strongest periods ever in the capital markets. In many ways, it makes sense that it would be possible to have one of the best years ever on the heels of the second worst year in the modern era (1931 was worse). Given the fundamental backdrop for most countries, industries, companies, and consumers, however, there is a disconnect between the weakness in the global economy and the strength in global markets.

Equity markets bottomed on March 9th of 2009 and never looked back over the following year, other than for a few brief weeks in October and January (both cases related to China “tapping the brakes” on monetary expansion). The S&P 500 Total Return Index was up 49.8% over the trailing twelve months as concerns about corporate solvency melted away after U.S. banks passed “Stress Tests” and liquidity returned to the system. Massive monetary and fiscal stimuli were the biggest drivers of the rally. We entered a period that has been called “the greatest monetary experiment in history,” as the government poured in five times the level of stimulus applied during the Great Depression in an effort to stave off complete economic meltdown. As the stimulus figures around the world piled up to the trillions, it brought to mind a quote by Warren Buffet after the 2002 recession when he quipped, “Give me a trillion dollars and I will show you a good time too.” The fun was not restricted to the U.S. as global markets rallied even more with the MSCI EAFE Index surging 55.2% (including a nice kick from a resurgent Dollar during the last four months) and Emerging Markets soared a truly astonishing 81.6% (as measured by the MSCI Emerging Market Index). The only negative that could be applied to these phenomenal performances is that they were “not enough” to get most markets back into positive territory after the horrific losses of the previous twelve months ended in 2009—such is the painful mathematics of investment losses and negative compounding. If we look at the past twenty-four months from April 2008 through March 2010, the U.S., International and Emerging Markets indices (S&P 500 Total Return Index, MSCI EAFE GR and MSCI EM GR, respectively) returned –7.3%, –16.5% and –3.6%, respectively.

Other markets had equally impressive years as credit markets recovered from their terrible performance of 2008 due to the perils of accounting rule FAS 157 (mark-to-market). Real Estate Investment Trusts (“REITs”) surged as real estate investors saw light at the end of the tunnel with respect to housing price declines. Commodities (including oil and gold) rallied on signs of “green shoots” of economic recovery around the world. High yield bonds (measured by the Merrill Lynch High Yield Master II Trust Index) surged 57.2%, bank debt (measured by the S&P/LSTA Leveraged Loan Index) soared 44.5%, REITs (measured by the FTSE NAREIT All REITs Index) skyrocketed 98.9%, and the S&P GSCI Index jumped a solid 25.9%. There were some “normal” performers too as traditional bonds (measured by the Barclays Capital U.S. Aggregate Bond Index) delivered 7.7% returns and hedge funds (HFRX Global Hedge Fund Index) “overpaid” for the insurance of having hedges in place and managed “only” 14.5% (which normally would be considered a great year). One of the problems with insurance is that you don’t get to buy it after the bad event occurs so it looks very expensive

TWO

RELATIONSHIPS • ALTERNATIVES • RESULTS

when all is well, but we believe it is always better to be six months early rather than six minutes late when it comes to being well protected.

As we look back on the returns of the past year, we are struck by a couple of things. First, the increases were incredibly consistent—there was not a 10% correction during the entire period. Second, when you look at capital flows into mutual funds, a very interesting phenomenon is observed. There were few net inflows into equity funds while there were nearly $400 billion of net inflows into bond funds. Given the huge equity market rally, it seems odd that no one actually invested new money in the markets during the rally. Equally odd is that more than half of the money invested in bonds went into “zero duration” assets (a fancy word for cash). Investors either did not “believe” in the sustainability of the rally or became so concerned with return of capital that they stopped worrying about return on capital. A logical question to ask is that if no net flows went into the equity markets via mutual funds, how did they rise so strongly? There are myriad explanations ranging from conspiracy theories on “Dark Pools” (direct government purchases) to institutional capital, but one likely reason is that there has been a huge volume of short covering over the past year as the market kept marching upwards and the managers who clung to the fundamentals and thought that “bad companies” had to go down eventually learned Lord Keynes’ lesson the hard way that “markets can behave irrationally longer than the rational investor can remain solvent.” 2009 turned out to be one of the handful of years in market history where there was an inverse correlation between corporate profits and stock price performance (other years being 1929 and 1999). Logic tells us that this cannot go on indefinitely, but history tells us that it can go on longer than we expect.

PERFORMANCE

The Hatteras Multi-Strategy Fund, L.P. (the “Fund”) turned in performance over the past twelve months that would normally be considered quite good. The Fund rose 15.01% in the past year, well ahead of our benchmark of 7% above inflation (the long-term return on equities). Perhaps more importantly, those returns were generated with consistency as the standard deviation for the Fund was only 4.0% for the year and the portfolio preserved capital in the year’s few negative months. The correlation of the Fund to traditional assets fell to all time lows as the portfolio’s risk profile continued to decline through our portfolio diversification efforts and the continued build out of private investment asset class exposures. We achieved all three of the Fund’s primary goals: consistent and strong returns, low volatility, and low correlation.

Within the portfolio there were some very strong performances and a few less desirable outcomes within the various strategies and across the manager lineup. From an asset class perspective, credit related strategies performed extremely well (as we anticipated they would in last year’s letter) as the reality that most of the securities “left for dead” in the aftermath of the FAS 157 induced debacle of 2008 would actually be “money good” and prices rapidly recovered over the course of the past year. All of the hedges in the portfolio were “expensive” during the year and muted returns in the Opportunistic Equity, Real Estate, and Energy & Natural Resources asset classes. The Private Equity portfolio performed relatively well due to technology exposure in the hybrid funds. Those managers led the way, driving the Private Equity portfolio’s 17.5% return. We are excited about this, in part because we believe there is still a great deal of “embedded return” within the private portfolio. We think that the 2009, 2010, and 2011 vintage years in private

THREE

equity could produce attractive returns, as illiquidity premiums have reached multi-decade highs given reduced capital availability in global capital markets. Enhanced Fixed Income had the best returns for the trailing twelve months as senior secured debt and convertible bonds scored outstanding recoveries and the portfolio surged 24.8% for the year. We believe there could be further upside in this portfolio as distressed debt assets continue to recover toward par and debt restructuring leads to gains in portfolios that buy assets from distressed sellers for cents on the dollar.

Opportunistic Equity had mixed results as some managers struggled with “fundamental-itis,” refused to embrace the “flood to crud” rally, and found themselves on the outside looking in as challenged companies posted extraordinary gains and quality companies languished in obscurity. That said, the portfolio did produce a solid 15.9% return (considered a great number in most years) and avoided the volatility of the market indices. Combining the lower level of losses in the previous year and a more muted recovery return this year still yields a stronger than average return for the equity component of the Fund portfolio. We are excited about how this portfolio is positioned going into a period that we believe will be plagued with high levels of uncertainty and volatility. Absolute Return lived up to its name in the past year and scored a stable 11.3% return with all of the strategies contributing to the very low volatility and near zero correlation to traditional assets. Relative to the HFRX Absolute Return benchmark, which fell 4.3% during the year, our Absolute Return portfolio had an outstanding year as market volatility put a damper on index returns. As we continue to see low rates in the future, the relative attractiveness of Absolute Return diminishes and we are reducing exposure here in favor of Enhanced Fixed Income and the private capital strategies.

Volatility in our Real Estate and Energy & Natural Resources portfolios was challenging during the past year, as capital flows in and out of the asset classes caused wild swings in the prices of companies and assets. REITs saw the most dramatic swing as the FTSE NAREIT All REIT Index fell 62.9% from its high in October 2007 to March of 2009 and then rallied 96.3% in the following months to move back to a more “respectable” loss of 23.0% by the end of March 2010. The highly hedged portfolio of public real estate exposure in the Fund has outperformed over the full cycle, but lagged tremendously in this recent “melt-up” and returned only 3.0% for the year. The Energy & Natural Resources portfolio suffered from large natural gas exposures, which did not fare as well as oil during the year, and only managed a 9.0% return. Since inception, however, our portfolio’s managers have generated very high levels of alpha over time and we are excited about the prospect for a number of the private investments in the energy category.

OUTLOOK

As I sat in the stands for my son’s lacrosse playoff game last week, I realized that it provided a great metaphor for the investment environment today. His team entered the game with confidence, ranking #2 in the state after an 18–0 regular season. After several “fluke” plays, the other team went up 2–0. In shock, the parents on our sideline began to question the coach’s strategy and the players’ focus and effort. Only a few minutes into the first quarter, our coach responded by abandoning the line-ups and game plan that got us to the playoffs in the first place. What happened next? The other team scored two more goals and our team found itself down 4–0.

Let’s take a break from the game for a moment to consider our view of the markets. We came out of the crisis believing that things were not as rosy as many people believed and that the massive amount of debt across governments, corporations, and individuals had changed the investment landscape for decades to come. We believed that remaining “hedged” in developed market equity and debt markets, continuing to seek opportunities in the

FOUR

RELATIONSHIPS • ALTERNATIVES • RESULTS

developing world, and taking advantage of the return premiums available in less-liquid strategies would pay large dividends over coming years. While we had a respectable year in the Fund, up 15.01%, we lagged most “market” benchmarks and any insurance, or hedging, was a drag on performance in 2009. Looking back on 2009, it appears that we, like my son’s lacrosse team, came out flat. If we were keeping score, our team would have been losing 2–0.

Heading into 2010, we preferred debt over equity with “distressed” being most attractive. We were convinced that long/short would win over long only and macro would have another day in the sun as volatility rose from very depressed levels. We favored healthcare and technology sectors within developed markets and the BRICs were still our favorite regions, despite some concerns about valuations in the short-term. We loved “real assets” for the long-term, but feared the impact of a surprise dollar rally on commodity prices (and Emerging Market valuations) would create better entry points later in the year. So what did all this get us in the first quarter of 2010? It got us behind 4–0. We heard murmurs from the stands, but we stuck to the game plan.

Let’s go back to the lacrosse game. During the break after the first quarter, the players looked at the coach and said “we’ve got this, let’s stick to the plan and we’ll be fine. We’re better than they are if we play our game.” They broke the huddle, ran confidently out on the field and went back to the playbook that got them to this position in the first place. Within minutes, the score was 4–4. What everyone in the stands seemed to have missed was the quiet confidence of a disciplined team that “went back to basics,” stuck to their plan and didn’t listen to the “noise” of short-term performance. You know the ending. My son’s team dominated the next three quarters and won 13–9, and it wasn’t even that close.

After what happened in 2009, the shouts from the “crowd” have been audible and our convictions were challenged. Should we change up the line-up? Should we find another strategy? Was the Endowment Model broken? Is long/short equity a relic of the past? Has FAS 157 destroyed the private equity model? We heard the feedback and our investment teams met on many occasions to stress test our model, challenge our inputs and revisit our investment themes and core strategies. We feel strongly that our strategy is sound, our outlook is appropriate, and we are committed to our disciplined process.

Our conservative posture looks pretty good right now, but no one knows what tomorrow will bring, so we are not doing any “victory dances.” Sometimes we get it right in the short-term; sometimes we get it wrong. What we really care about is getting it right in the long-run. To do that consistently, you have to follow a solid game plan, be disciplined in your execution, have courage of your convictions and don’t listen to the “noise.” Sometimes you can have the best game plan in the world, follow it to the letter, have great conviction and, unfortunately, still have a bad outcome in the short-term. The great news is that in investing you get many more chances because the season never ends. Our job is simple, deliver long-term returns equivalent to the real return of equities, do so with volatility closer to bonds and have low correlation to traditional assets. If we do these things, adding the Fund to a diversified portfolio will enhance returns and reduce risk.

Thank you for your support and partnership. Please don’t hesitate to call if you have questions or need additional information from the team.

Mark W. Yusko
Chief Investment Officer of Hatteras Multi-Strategy Funds

FIVE

DEFINITIONS

Barclays Capital Aggregate Bond Index: The Index represents securities that are SEC-registered, taxable, and dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

FTSE NAREIT All REITs Index: The Index is a comprehensive universe of publicly traded Real Estate Investment Trusts (REITs). To be included, firms must be traded on the NYSE, American Stock Exchange, or NASDAQ; have a minimum valuation of $100 million; and meet minimum share liquidity standards.

HFRX Absolute Return Index: The Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the Index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

HFRX Global Hedge Fund Index: The Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Merrill Lynch High Yield Master II Index: The Index is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

MSCI EAFE Index: The Morgan Stanley Capital International Europe, Australia, Far East Index is a benchmark of foreign stocks. Compiled by Morgan Stanley, the Index is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world, including: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Most international mutual funds measure their performance against this index. It is a market-capitalization weighted index.

MSCI Emerging Markets Index: The Morgan Stanley Capital International Emerging Markets Index is designed to measure equity market performance in global emerging markets. The Index is a float-adjusted market capitalization index. As of May 2005, it consisted of indices in the following 26 emerging economies: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela.

S&P/LSTA Leveraged Loan Index: A partnership between Standard & Poor’s and the Loan Syndications and Trading Association, the Index tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market including dollar-denominated, U.S.-syndicated loans to overseas issuers.

Standard & Poor’s (S&P) 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the index proportionate to its market value.

The Standard & Poor’s (S&P) GSCI Index: The Index provides investors with a reliable and publicly available benchmark for investment performance in the commodity markets. It is designed to be tradable, readily accessible to market participants, and cost-efficient to implement. The Index is widely recognized as the leading measure of general commodity price movements and inflation in the world economy.

SIX

RELATIONSHIPS • ALTERNATIVES • RESULTS

SAFE HARBOR ANDFORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of Hatteras and may contain certain forward-looking statements about the factors that may affect the performance of the illustrative examples in the future. These statements are based on Hatteras’ predictions and expectations concerning certain future events and their expected impact, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the illustrative examples. Hatteras believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete. Past performance does not guarantee future results.

IMPORTANT DISCLOSURES AND RISK FACTORS

This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to “qualified clients” within the meaning of U.S. securities laws. Please carefully consider the investment objectives, risks, and charges and expenses of the Funds (as defined below) before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at www.hatterasfunds.com or by contacting Hatteras at 1-866-388-6292. Past performance does not guarantee future results.

The Hatteras Multi-Strategy Fund, L.P.; the Hatteras Multi-Strategy TEI Fund, L.P.; the Hatteras Multi-Strategy Institutional Fund, L.P.; and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. (collectively referred to herein as the “Hatteras Multi-Strategy Funds” or the “Funds”) are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Multi-Strategy Funds are funds of alternative investments. As such, the Funds invest in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors’ money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Funds, through an investment in the Master Fund, will invest substantially all of their assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Funds will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Funds can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Funds involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Funds provide limited liquidity, and units in the Funds are not transferable. Liquidity will be provided only through repurchase offers made by the Funds from time to time, generally on a quarterly basis upon prior written notice.

The success of the Funds is highly dependent on the financial and managerial expertise of its principals and key personnel of the Funds’ investment managers. Although the investment managers for the Funds expect to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment managers have little or no means of independently verifying this information. The underlying funds are not required to provide transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Funds, investors will be subject to a dual layer of fees, both at the Funds and underlying fund levels.

Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Investment Partners, LLC by virtue of common control/ownership. This document is not an offering to subscribe for units of any fund and is intended for informational purposes only.

SEVEN

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS MULTI-STRATEGY FUND, L.P. (inception date: April 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]

2010	–0.30%	0.06%	1.72%										1.47%

2009	0.17%	–0.42%	–0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.51%

2008	–2.89%	1.86%	–2.88%	1.57%	2.10%	–0.48%	–2.84%	–1.53%	–8.28%	–7.54%	–4.29%	–1.01%	–23.79%

2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	–0.05%	–1.85%	1.93%	2.71%	–1.72%	0.92%	10.16%

2006	2.80%	–0.20%	1.74%	1.10%	–1.97%	–0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%

2005				–1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	–1.46%	1.35%	1.85%	6.04%

Annualized Returns	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Year-to-date	1.47%	5.39%	1.63%	4.02%

1-Year	15.01%	49.77%	14.46%	31.66%

3-Year	–2.46%	–4.17%	–3.18%	0.31%

5-Year	2.06%	1.92%	0.89%	3.64%

Since Inception	2.06%	1.92%	0.89%	3.64%

Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Cumulative Return	10.75%	9.97%	4.55%	19.57%

Standard Deviation[5]	7.63%	16.31%	7.47%	10.22%

Largest Drawdown[6]	–24.98%	–50.95%	–25.21%	–32.54%

Drawdown—# of months[7]	17	16	14	16

Recovery—# of months[8]	N.A.	N.A.	N.A.	N.A.

HATTERAS MULTI-STRATEGY TEI FUND, L.P. (inception date: April 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[5]

2010	–0.34%	0.06%	1.72%										1.44%

2009	0.16%	–0.42%	–0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.49%

2008	–2.95%	1.82%	–2.92%	1.53%	2.08%	–0.52%	–2.88%	–1.57%	–8.33%	–7.56%	–4.31%	–0.86%	–23.98%

2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	–0.07%	–1.88%	1.89%	2.68%	–1.74%	0.87%	9.79%

2006	2.77%	–0.20%	1.72%	1.09%	–1.98%	–0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%

2005				–1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	–1.46%	1.32%	1.82%	5.97%

Annualized Returns	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Year-to-date	1.44%	5.39%	1.63%	4.02%

1-Year	14.97%	49.77%	14.46%	31.66%

3-Year	–2.64%	–4.17%	–3.18%	0.31%

5-Year	1.88%	1.92%	0.89%	3.64%

Since Inception	1.88%	1.92%	0.89%	3.64%

Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Cumulative Return	9.74%	9.97%	4.55%	19.57%

Standard Deviation[5]	7.64%	16.31%	7.47%	10.22%

Largest Drawdown[6]	–25.22%	–50.95%	–25.21%	–32.54%

Drawdown—# of months[7]	17	16	14	16

Recovery—# of months[8]	N.A.	N.A.	N.A.	N.A.

1.

Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Multi-Strategy Fund, L.P. are 2.35% and 10.06%, respectively. The next expense ratio and total expense ratio for the Hatteras Multi-Strategy TEI Fund, L.P. are 2.39% and 10.10%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 7.71%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 2.35%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.

Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.

S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.

60%S&P/40%Barclays Capital Aggregate Bond Index—The Barclays Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. All blended index data is sourced from Bloomberg and represents a composite that is rebalanced between indices monthly.

5.	Measurement of the investment’s volatility.

6.	The peak to trough decline of an investment.

7.	Number of months of a peak to trough decline of an investment.

8.	Number of months to recover from a drawdown.

EIGHT

RELATIONSHIPS • ALTERNATIVES • RESULTS

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P. (inception date: January 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]

2010	–0.24%	0.12%	1.78%										1.67%

2009	0.24%	–0.33%	–0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.38%

2008	–2.85%	1.91%	–2.81%	1.63%	2.14%	–0.42%	–2.78%	–1.47%	–8.22%	–7.50%	–4.23%	–0.94%	–23.27%

2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	–1.89%	2.00%	2.75%	–1.71%	0.97%	10.76%

Annualized Returns	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Trailing 3 Months	1.67%	5.39%	1.63%	4.02%

Year-to-date	1.67%	5.39%	1.63%	4.02%

1-Year	15.90%	49.77%	14.46%	31.66%

3-Year	–1.83%	–4.17%	–3.18%	0.31%

Since Inception	–0.63%	–3.66%	–2.47%	0.60%

Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]	60/40[4]

Cumulative Return	–2.03%	–11.42%	–7.81%	1.95%

Standard Deviation[5]	8.79%	19.61%	8.64%	12.31%

Largest Drawdown[6]	–24.26%	–50.95%	–25.21%	–32.54%

Drawdown—# of months[7]	17	16	14	16

Recovery—# of months[8]	N.A.	N.A.	N.A.	N.A.

HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P. (inception date: February 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[5]

2010	–0.23%	0.13%	1.79%										1.69%

2009	0.24%	–0.32%	–0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.41%

2008	–2.87%	1.87%	–2.83%	1.59%	2.09%	–0.44%	–2.82%	–1.50%	–8.26%	–7.51%	–4.24%	–0.91%	–23.48%

2007		0.71%	1.62%	1.87%	2.03%	0.80%	–0.04%	–1.95%	2.01%	2.72%	–1.76%	0.96%	9.23%

Annualized Returns	Fund	S&P 500[6]	HFRXGL[6]	60/40[7]

Trailing 3 Months	1.69%	5.39%	1.63%	4.02%

Year-to-date	1.69%	5.39%	1.63%	4.02%

1-Year	15.91%	49.77%	14.46%	31.66%

3-Year	–1.98%	–4.17%	–3.18%	0.31%

Since Inception	–1.15%	–4.21%	–2.99%	0.33%

Historical Data (since inception)	Fund	S&P 500[6]	HFRXGL[6]	60/40[7]

Cumulative Return	–3.61%	–12.74%	–9.18%	1.05%

Standard Deviation[5]	8.90%	19.85%	8.70%	12.47%

Largest Drawdown[6]	–24.50%	–50.95%	–25.21%	–32.54%

Drawdown—# of months[7]	17	16	14	16

Recovery—# of months[8]	N.A.	N.A.	N.A.	N.A.

1.

Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 5% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Multi-Strategy Institutional Fund, L.P. are 1.57% and 9.28%, respectively. The net expense ratio and total expense ratio for the Hatteras Multi-Strategy TEI Institutional Fund, L.P. are 1.55% and 9.26%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 7.71%. The Investment Manager has contractually agreed to waive fees and/or reimburse certain expenses for one year from the date of the most recent Prospectus so that the total annual expenses will not exceed 1.75%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.

Cumulative Return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.

S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.

60%S&P/40%Barclays Capital Aggregate Bond Index—The Barclays Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. All blended index data is sourced from Bloomberg and represents a composite that is rebalanced between indices monthly.

5.	Measurement of the investment’s volatility.

6.	The peak to trough decline of an investment.

7.	Number of months of a peak to trough decline of an investment.

8.	Number of months to recover from a drawdown.

NINE

STRATEGY (UNAUDITED)

ALLOCATION

Strategies	Target Allocation	Actual Allocation[1]	# of Funds

Opportunistic Equity	25%	31%	31

Enhanced Fixed Income	25%	21%	21

Absolute Return	20%	17%	19

Real Estate	10%	8%	25

Private Equity	10%	12%	58

Energy & Natural Resources	10%	11%	28

Total			182

STRATEGY ALLOCATION1

CONTRIBUTION

HATTERAS MULTI-STRATEGY FUND, L.P. (inception date: April 1, 2005)

Strategy Performance[2]	Fiscal Year	ITD %[4]

Opportunistic Equity	15.86%	23.23%

Enhanced Fixed Income	24.80%	0.96%

Absolute Return	11.28%	8.52%

Real Estate	3.04%	–20.41%

Private Equity	17.46%	14.51%

Energy & Natural Resources	8.95%	17.03%

Strategy Contribution[3]	Fiscal Year	ITD %[4]

Opportunistic Equity	4.35%	8.06%

Enhanced Fixed Income	4.47%	–0.28%

Absolute Return	2.14%	1.95%

Real Estate	0.29%	–1.90%

Private Equity	1.62%	0.82%

Energy & Natural Resources	1.14%	2.11%

1.	Percentages are based on total portfolio investments exclusive of cash, cash equivalents, money market funds, and short-term investments.

2.

Strategy Performance: The above illustration offers historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown above are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.

3.

Strategy Contribution: The above illustration attempts to break down the pro rata contribution of the six strategies of the Fund (in other words, their contribution to the Fund’s overall return) by strategy, and is intended to allocate the portion of the (past) performance that is attributable to the particular strategy. It is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.

4.	ITD = Inception to date.

TEN

RELATIONSHIPS • ALTERNATIVES • RESULTS

STRATEGY (UNAUDITED)

HATTERAS MULTI-STRATEGY TEI FUND, L.P. (inception date: April 1, 2005)

Strategy Performance[2]	Fiscal Year	ITD %[4]

Opportunistic Equity	15.82%	22.10%

Enhanced Fixed Income	24.76%	0.04%

Absolute Return	11.24%	7.54%

Real Estate	3.00%	–21.14%

Private Equity	17.42%	13.47%

Energy & Natural Resources	8.91%	15.96%

Strategy Contribution[3]	Fiscal Year	ITD %[4]

Opportunistic Equity	4.34%	7.76%

Enhanced Fixed Income	4.46%	–0.51%

Absolute Return	2.13%	1.77%

Real Estate	0.29%	–1.98%

Private Equity	1.61%	0.71%

Energy & Natural Resources	1.14%	1.99%

HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P. (inception date: January 1, 2007)

Strategy Performance[2]	Fiscal Year	ITD %[4]

Opportunistic Equity	16.75%	1.58%

Enhanced Fixed Income	25.75%	–8.60%

Absolute Return	12.13%	3.75%

Real Estate	3.84%	–33.17%

Private Equity	18.36%	11.80%

Energy & Natural Resources	9.79%	–4.92%

Strategy Contribution[3]	Fiscal Year	ITD %[4]

Opportunistic Equity	4.92%	1.50%

Enhanced Fixed Income	4.90%	–1.79%

Absolute Return	2.46%	1.25%

Real Estate	0.43%	–3.45%

Private Equity	1.83%	0.69%

Energy & Natural Resources	1.35%	–0.24%

HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P. (inception date: February 1, 2007)

Strategy Performance[2]	Fiscal Year	ITD %[4]

Opportunistic Equity	16.78%	1.42%

Enhanced Fixed Income	25.78%	–9.50%

Absolute Return	12.16%	1.88%

Real Estate	3.86%	–33.97%

Private Equity	18.39%	10.56%

Energy & Natural Resources	9.82%	–4.20%

Strategy Contribution[3]	Fiscal Year	ITD %[4]

Opportunistic Equity	4.93%	1.09%

Enhanced Fixed Income	4.91%	–2.11%

Absolute Return	2.46%	0.74%

Real Estate	0.43%	–3.56%

Private Equity	1.83%	0.48%

Energy & Natural Resources	1.36%	–0.26%

1.	Percentages are based on total portfolio investments exclusive of cash, cash equivalents, money market funds, and short-term investments.

2.

Strategy Performance: The above illustration offers historical performance for each individual strategy as a composite of the actual underlying advisory funds. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown above are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.

3.

Strategy Contribution: The above illustration attempts to break down the pro rata contribution of the six strategies of the Fund (in other words, their contribution to the Fund’s overall return) by strategy, and is intended to allocate the portion of the (past) performance that is attributable to the particular strategy. It is not meant to predict or project results into the future, nor is it intended to portray performance of the Fund.

4.	ITD = Inception to date.

ELEVEN

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance, March 31, 2010	Percent of Partners’ Capital

Samlyn Onshore Fund, LP	$42,093,984	2.98%

Silverback Opportunistic Convertible Fund, LLC	31,741,248	2.25%

Viking Global Equities, LP	31,598,662	2.24%

BDCM Partners I, L.P.	27,840,585	1.97%

Southport Energy Plus Partners, L.P.	26,940,157	1.91%

HealthCor, L.P.	26,127,623	1.85%

Citadel Wellington, LLC	25,500,933	1.81%

Miura Global Partners II, LP	25,486,777	1.81%

TT Mid-Cap Europe Long/Short Fund Limited	25,286,353	1.79%

Paulson Advantage, L.P.	24,616,966	1.74%

*     Top 10 Holdings are exclusive of cash, cash equivalents, money market funds, and short-term investments.

TWELVE

FINANCIAL SECTION
For the Year Ended March 31, 2010

THIRTEEN

THIS PAGE INTENTIONALLY LEFT BLANK.

HATTERAS FUNDS

Hatteras Multi-Strategy Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy Institutional Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2010
with Report of Independent Registered Public Accounting Firm

HATTERAS FUNDS

As of and for the year ended March 31, 2010

Hatteras Multi-Strategy Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy TEI Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy Institutional Fund, L.P. (a Delaware Limited Partnership)
Hatteras Multi-Strategy TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103-3984 USA

Tel: +1 215 246 2300
Fax: +1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities, and partners’ capital of Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P, Hatteras Multi-Strategy Institutional Fund, L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (all Delaware Limited Partnership) (collectively the “Feeder Funds”) as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2010, the results of their operations and their cash flows for the year then ended, and the changes in their partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

May 28, 2010

Member of
Deloitte Touche Tohmatsu

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

March 31, 2010

	Hatteras Multi-Strategy Fund, L.P.	Hatteras Multi-Strategy TEI Fund, L.P.*	Hatteras Multi-Strategy Institutional Fund, L.P.	Hatteras Multi-Strategy TEI Institutional Fund, L.P.*

Assets
Investment in Hatteras Master Fund, L.P., at fair value (cost $240,275,697, $316,737,396,$269,680,531, $585,816,235, respectively)	$231,638,732	$301,067,170	$249,283,402	$561,868,792
Cash and cash equivalents	250,000	302,500	150,000	155,000
Receivable for withdrawal from Hatteras Master Fund, L.P.	8,294,911	11,481,235	6,567,754	7,228,368
Investment in Hatteras Master Fund, L.P. paid in advance	3,234,931	6,002,126	8,252,349	8,393,301
Prepaid assets	30,565	29,059	17,211	9,560

Total assets	$243,449,139	$318,882,090	$264,270,716	$577,655,021

Liabilities and partners’ capital
Withdrawals payable	$8,415,051	$11,564,602	$6,685,743	$7,296,733
Contributions received in advance	3,450,500	6,277,075	8,295,077	8,424,760
Servicing fee payable	169,856	221,093	21,324	45,569
Professional fees payable	56,361	41,056	61,222	26,763
Accounting and administration fees payable	11,681	16,203	10,850	18,889
Directors’ fees payable	1,250	1,250	1,250	1,250
Custodian fees payable	729	2,359	294	4,939
Withholding tax payable	—	144,305	—	216,913
Other accrued expenses	29,909	37,677	41,711	37,860

Total liabilities	12,135,337	18,305,620	15,117,471	16,073,676

Partners’ capital	231,313,802	300,576,470	249,153,245	561,581,345

Total liabilities and partners’ capital	$243,449,139	$318,882,090	$264,270,716	$577,655,021

Components of partners’ capital
Capital contributions (net)	$248,037,212	$327,485,564	$271,164,886	$588,887,302
Accumulated net investment loss	(14,781,058)	(19,076,874)	(6,025,501)	(11,418,815)
Accumulated net realized loss	(17,268,409)	(20,765,987)	(17,613,957)	(31,735,018)
Accumulated net unrealized appreciation on investments	15,326,057	12,933,767	1,627,817	15,847,876

Partners’ capital	$231,313,802	$300,576,470	$249,153,245	$561,581,345

Net asset value per unit	$87.74	$87.69	$88.91	$88.86
Maximum offering price per unit**	$89.49	$89.44	$88.91	$88.86
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00
Number of outstanding units	2,636,355.16	3,427,716.62	2,802,308.46	6,319,844.08

*	Consolidated Statement. See note 1.

**	The maximum sales load for the Hatteras Multi-Strategy Fund, L.P. and the Hatteras Multi-Strategy TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements.

TWO

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

STATEMENTSOFOPERATIONS

For the year ended March 31, 2010

	Hatteras Multi-Strategy Fund, L.P.	Hatteras Multi-Strategy TEI Fund, L.P.*	Hatteras Multi-Strategy Institutional Fund, L.P.	Hatteras Multi-Strategy TEI Institutional Fund, L.P.*

Net investment loss allocated from Hatteras Master Fund, L.P.
Investment income	$1,039,114	$1,288,438	$1,050,522	$2,188,275
Expenses	(2,962,294)	(3,686,636)	(2,998,884)	(6,301,240)

Net investment loss allocated from Hatteras Master Fund, L.P.	(1,923,180)	(2,398,198)	(1,948,362)	(4,112,965)

Feeder Fund investment income
Interest	511	616	371	460

Total fund investment income	511	616	371	460

Feeder Fund expenses
Servicing fee	1,986,878	2,469,355	236,404	493,901
Accounting and administration fees	164,457	212,622	136,313	251,350
Professional fees	89,294	49,771	59,327	34,274
Registration fees	43,000	43,000	43,000	57,900
Insurance fees	31,204	31,745	31,720	31,485
Directors’ fees	25,000	25,000	25,000	25,000
Custodian fees	7,836	11,925	7,000	6,240
Printing fees	70,000	75,000	60,000	60,147
Withholding tax	—	163,607	—	260,000
Other expenses	53,187	83,183	61,200	67,652

Total Feeder Fund expenses	2,470,856	3,165,208	659,964	1,287,949

Net investment loss	(4,393,525)	(5,562,790)	(2,607,955)	(5,400,454)

Net realized gain and change in unrealized appreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds	1,478,969	2,019,587	1,689,201	4,231,803
Net change in unrealized appreciation on investments in Adviser Funds	35,351,703	43,406,668	35,254,387	71,527,489

Net realized gain and change in unrealized appreciation on investments in Adviser Funds allocated from Hatteras Master Fund, L.P.	36,830,672	45,426,255	36,943,588	75,759,292

Net increase in partners’ capital resulting from operations	$32,437,147	$39,863,465	$34,335,633	$70,358,838

*       Consolidated Statement. See note 1.

See notes to financial statements.

THREE

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

STATEMENTS OFCHANGES INPARTNERS’ CAPITAL

For the years ended March 31, 2009 and 2010

	Hatteras Multi-Strategy Fund, L.P.

	General Partner	Limited Partners	Total Partners

Partners’ Capital, at March 31, 2008	$—	$237,029,405	$237,029,405
Capital contributions	—	100,849,100	100,849,100
Capital withdrawals	(41,336)	(59,019,097)	(59,060,433)
Withdrawal fees	—	142,516	142,516
Net investment loss	—	(4,793,939)	(4,793,939)
Net realized loss from investments in Adviser Funds	—	(21,617,812)	(21,617,812)
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds	—	(37,383,867)	(37,383,867)
Performance Allocation	41,336	(41,336)	—

Partners’ Capital, at March 31, 2009**	$—	$215,164,970	$215,164,970
Capital contributions	—	34,388,550	34,388,550
Capital withdrawals	—	(50,685,488)	(50,685,488)
Withdrawal fees	—	8,623	8,623
Net investment loss	—	(4,393,525)	(4,393,525)
Net realized gain from investments in Adviser Funds	—	1,478,969	1,478,969
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds	—	35,351,703	35,351,703

Partners’ Capital, at March 31, 2010***	$—	$231,313,802	$231,313,802

    *     Consolidated Statement. See note 1.

  **     Including accumulated net investment loss of $10,387,533, $13,514,084, $3,417,546, and $6,018,361, respectively.

***     Including accumulated net investment loss of $14,781,058, $19,076,874, $6,025,501, and $11,418,815, respectively.

See notes to financial statements.

FOUR

	Hatteras Multi-Strategy TEI Fund, L.P.*			Hatteras Multi-Strategy Institutional Fund, L.P.			Hatteras Multi-Strategy TEI Institutional Fund, L.P.*

	General Partner	Limited Partners	Total Partners	General Partner	Limited Partners	Total Partners	General Partner	Limited Partners	Total Partners

Partners’ Capital, at March 31, 2008	$—	$304,765,103	$304,765,103	$—	$149,881,611	$149,881,611	$—	$209,737,462	$209,737,462
Capital contributions	—	111,736,175	111,736,175	—	132,797,628	132,797,628	—	289,128,901	289,128,901
Capital withdrawals	(43,372)	(82,788,891)	(82,832,263)	(68,296)	(25,181,302)	(25,249,598)	(158,881)	(20,372,604)	(20,531,485)
Withdrawal fees	—	87,248	87,248	—	103,650	103,650	—	45,896	45,896
Net investment loss	—	(6,128,602)	(6,128,602)	—	(2,531,781)	(2,531,781)	—	(4,686,631)	(4,686,631)
Net realized loss from investments in Adviser Funds	—	(26,166,822)	(26,166,822)	—	(20,261,882)	(20,261,882)	—	(37,112,434)	(37,112,434)
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds	—	(43,956,668)	(43,956,668)	—	(31,841,141)	(31,841,141)	—	(51,680,470)	(51,680,470)
Performance Allocation	43,372	(43,372)	—	68,296	(68,296)	—	158,881	(158,881)	—

Partners’ Capital, at March 31, 2009**	$—	$257,504,171	$257,504,171	$—	$202,898,487	$202,898,487	$—	$384,901,239	$384,901,239
Capital contributions	—	52,754,880	52,754,880	—	56,937,218	56,937,218	—	150,151,092	150,151,092
Capital withdrawals	—	(49,546,046)	(49,546,046)	—	(45,028,789)	(45,028,789)	—	(43,858,364)	(43,858,364)
Withdrawal fees	—	—	—	—	10,696	10,696	—	28,540	28,540
Net investment loss	—	(5,562,790)	(5,562,790)	—	(2,607,955)	(2,607,955)	—	(5,400,454)	(5,400,454)
Net realized gain from investments in Adviser Funds	—	2,019,587	2,019,587	—	1,689,201	1,689,201	—	4,231,803	4,231,803
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds	—	43,406,668	43,406,668	—	35,254,387	35,254,387	—	71,527,489	71,527,489

Partners’ Capital, at March 31, 2010***	$—	$300,576,470	$300,576,470	$—	$249,153,245	$249,153,245	$—	$561,581,345	$561,581,345

FIVE

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

STATEMENTS OFCASH FLOWS

For the year ended March 31, 2010

	Hatteras Multi-Strategy Fund, L.P.	Hatteras Multi-Strategy TEI Fund, L.P.*	Hatteras Multi-Strategy Institutional Fund, L.P.	Hatteras Multi-Strategy TEI Institutional Fund, L.P.*

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$32,437,147	$39,863,465	$34,335,633	$70,358,838
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Purchases of interests in Hatteras Master Fund, L.P.	(32,070,157)	(49,781,392)	(56,570,190)	(149,324,850)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	50,658,814	49,661,308	44,983,513	44,020,097
Net investment loss allocated from Hatteras Master Fund, L.P.	1,923,180	2,398,198	1,948,362	4,112,965
Net realized gain from investments in Adviser Funds allocated from Hatteras Master Fund, L.P.	(1,478,969)	(2,019,587)	(1,689,201)	(4,231,803)
Net change in unrealized appreciation on investments in Adviser Funds allocated from Hatteras Master Fund, L.P.	(35,351,703)	(43,406,668)	(35,254,387)	(71,527,489)
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	6,838,233	9,650,787	7,178,395	6,892,720
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	(368,692)	(2,924,191)	(3,068,269)	(752,166)
(Increase)/Decrease in receivable from affiliates	—	124,098	100,000	200,000
(Increase)/Decrease in interest receivable	30,166	166	38	34
(Increase)/Decrease in prepaid assets	11,219	13,459	24,700	30,464
Increase/(Decrease) in withholding tax payable	—	19,305	—	91,913
Increase/(Decrease) in servicing fee payable	6,644	23,624	3,266	12,323
Increase/(Decrease) in accounting and administration fees payable	(19,203)	(18,608)	(16,951)	(24,018)
Increase/(Decrease) in professional fees payable	5,010	9,938	10,533	2,186
Increase/(Decrease) in custodian fees payable	379	3	200	2,958
Increase/(Decrease) in directors fees payable	1,250	1,250	1,250	1,250
Increase/(Decrease) in due to affiliates payable	—	(200,000)	—	(100,000)
Increase/(Decrease) in other accrued expenses	1,899	3,608	17,770	2,631

Net cash provided by (used in) operating activities	22,625,217	3,418,763	(7,995,338)	(100,231,947)

Cash flows from financing activities:
Capital contributions	34,764,150	55,712,055	60,007,295	150,873,583
Capital withdrawals, net of withdrawal fees	(57,389,367)	(59,133,318)	(52,011,957)	(50,641,636)

Net cash provided by (used in) financing activities	(22,625,217)	(3,421,263)	7,995,338	100,231,947

Net change in cash and cash equivalents	—	(2,500)	—	—
Cash and cash equivalents at beginning of year	250,000	305,000	150,000	155,000

Cash and cash equivalents at end of year	$250,000	$302,500	$150,000	$155,000

*       Consolidated Statement. See note 1.

See notes to financial statements.

SIX

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010

1. ORGANIZATION

The Hatteras Funds, each a “Feeder Fund” and collectively the “Feeder Funds” are:

Hatteras Multi-Strategy Fund, L.P.
Hatteras Multi-Strategy TEI Fund, L.P.
Hatteras Multi-Strategy Institutional Fund, L.P.
Hatteras Multi-Strategy TEI Institutional Fund, L.P.

The Hatteras Multi-Strategy TEI Fund, L.P. and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Multi-Strategy Offshore Fund, LDC, and Hatteras Multi-Strategy Offshore Institutional Fund, LDC, (collectively the “Blocker Funds”), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Multi-Strategy TEI Fund, L.P. and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. invest in Hatteras Master Fund, L.P. (the “Master Fund” and together with the Feeder Funds, the “Funds”). The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Multi-Strategy TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Multi-Strategy Offshore Fund, LDC and the Hatteras Multi-Strategy TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Multi-Strategy Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds’ investment in the Master Fund, for Hatteras Multi-Strategy TEI Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

The Feeder Funds are organized as Delaware limited partnerships, and registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (the “1940 Act”) as closed-end, non-diversified, management investment companies. The investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity and Energy and Natural Resources. The Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objective, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Master Fund, which is registered under the 1940 Act. The Funds are managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investors who acquire units of limited partnership interest in the Feeder Funds (“Units”) are the limited partners (each, a “Limited Partner” and together, the “Limited Partners”) of the Feeder Funds.

SEVEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

1. ORGANIZATION (CONTINUED)

The percentage of the Master Fund’s beneficial limited partnership interests owned by the Feeder Funds at March 31, 2010 were:

Hatteras Multi-Strategy Fund, L.P.	16.58%
Hatteras Multi-Strategy TEI Fund, L.P.	21.60%
Hatteras Multi-Strategy Institutional Fund, L.P.	17.68%
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	39.33%

Hatteras Investment Management, LLC, a Delaware limited liability company, serves as the General Partner of each of the Feeder Funds (“General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors for each Feeder Fund (collectively the “Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds’ business.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Each Feeder Fund’s investment in the Master Fund would be considered level 3 as defined under fair valuation accounting standards. Valuation of securities held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

b. Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c. Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fees of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager. Income and expenses are recorded on an accrual basis.

d. Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund’s allocated earnings is established dependent upon the tax filings of the Adviser Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

EIGHT

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2010 and have determined that they do not have a liability for any unrecognized tax benefits. During the year ended March 31, 2010, the Feeder Funds did not incur any material interest or penalties. For returns filed for the years ended December 31, 2006 through December 31, 2009 the Feeder Funds are open to examination by U.S. federal tax authorities and state tax authorities.

f. Cash and Cash Equivalents

Cash and cash equivalents includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Limited Partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

3. ALLOCATION OFLIMITED PARTNERS’ CAPITAL

Net profits or net losses of the Feeder Funds for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners’ capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an allocation period, adjusted to exclude any items to be allocated among the capital accounts of the Limited Partners in accordance with the Limited Partners’ respective investment percentages.

Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which units are purchased; (4) the day on which units are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to a Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages in the Master Fund.

The Feeder Funds maintain a separate capital account (“Capital Account”) on their books for each Limited Partner. Each Limited Partner’s capital account will have an opening balance equal to the Limited Partner’s initial contribution to the capital of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2 percent of the contribution amount), and thereafter, will be (i) increased by the amount of any additional capital contributions by such

NINE

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

3. ALLOCATION OFLIMITED PARTNERS’ CAPITAL (CONTINUED)

Limited Partner; (ii) decreased for any payments upon repurchase or in redemption of such Limited Partner’s interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner’s allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Multi-Strategy Fund, L.P.	Hatteras Multi-Strategy TEI Fund, L.P.	Hatteras Multi-Strategy Institutional Fund, L.P.	Hatteras Multi-Strategy TEI Institutional Fund, L.P.

Beginning units at unitization, July 1, 2008	2,796,369.71	3,553,202.78	2,031,302.02	3,303,004.11
Purchases	722,367.61	787,682.91	935,836.21	1,981,797.25
Redemptions	(698,381.18)	(964,667.37)	(322,131.23)	(263,913.82)

Beginning units, April 1, 2009	2,820,356.14	3,376,218.32	2,645,007.00	5,020,887.54
Purchases	416,688.52	637,684.94	685,646.49	1,816,339.17
Redemptions	(600,689.50)	(586,186.64)	(528,345.03)	(517,382.63)

Ending units, March 31, 2010	2,636,355.16	3,427,716.62	2,802,308.46	6,319,844.08

4. RELATED PARTY TRANSACTIONS ANDOTHER

In consideration for fund services, Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund L.P., and Hatteras Multi-Strategy TEI Institutional Fund, L.P., will pay the Investment Manager (in such capacity, the “Servicing Agent”) a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end net asset value of the applicable Feeder Fund. The Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent did not waive any of the servicing fees for the year ended March 31, 2010.

The Investment Manager has contractually agreed to reimburse certain expenses through July 31, 2011, so that the total annual expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Feeder Funds, any acquired fund fees and expenses, as well as any performance allocation payable by the Feeder Funds or the Master Fund), calculated on a monthly basis, for this period will not exceed 2.35% for the Hatteras Multi-Strategy Fund, L.P. and Hatteras Multi-Strategy TEI Fund, L.P. and 1.75% for the Hatteras Multi-Strategy Institutional Fund, L.P. and Hatteras Multi-Strategy TEI Institutional Fund, L.P. (the “Expense Limitation”). The agreement automatically renews for one-year terms after the initial period until terminated by the Investment Manager or the applicable Feeder Fund. The Feeder Funds will carry forward, for a period not to exceed (3) three years from the date on which a reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Feeder Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective prospectus. There were no reimbursements from the Investment Manager, nor previous reimbursements repaid to the Investment Manager, nor expenses available for reimbursement as of and for the year ended March 31, 2010.

TEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

4. RELATED PARTY TRANSACTIONS ANDOTHER (CONTINUED)

The performance allocation is calculated at the Master Fund level, and allocated to the Feeder Funds based on each Feeder Fund ownership interest in the Master Fund. The General Partner is allocated a performance allocation (calculated and accrued monthly and payable annually) equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. For the year ended March 31, 2010 there was no performance based allocation.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Feeder Funds’ distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds’ cash balances and provides custodial services for the Feeder Funds. UMB Fund Services, Inc. serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners’ capital, subject to certain minimums.

At March 31, 2010, Limited Partners, who are affiliated with the Investment Manager or the General Partner, owned $221,567 (0.10% of Partners’ Capital) of Hatteras Multi-Strategy Fund, L.P., $1,299,521 (0.52% of Partners’ Capital) of Hatteras Multi-Strategy Institutional Fund, L.P., and $550,005 (0.10% of Partners’ Capital) of Hatteras Multi-Strategy TEI Institutional Fund, L.P.

5. RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

6. REPURCHASE OFPARTNERS’ UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Feeder Funds generally expect to offer to repurchase units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds’ income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner’s one year anniversary of its initial investment may be subject to a maximum 5% repurchase fee.

ELEVEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

7. INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8. FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds’ financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts are calculated based on each Limited Partner group taken as a whole. The General Partner’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on the timing of capital transactions.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners’ capital. The ratios include the Feeder Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated based on the change in net asset value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Multi-Strategy Fund, L.P.	Hatteras Multi-Strategy TEI Fund, L.P.	Hatteras Multi-Strategy Institutional Fund, L.P.	Hatteras Multi-Strategy TEI Institutional Fund, L.P.

Net Asset Value, July 1, 2008*	$100.00	$100.00	$100.00	$100.00
Income from investment operations:
Net investment loss	(1.19)	(1.22)	(0.79)	(0.75)
Net realized and unrealized gain (loss) on investment transactions	(22.52)	(22.51)	(22.50)	(22.59)

Total from investment operations	$(23.71)	$(23.73)	$(23.29)	$(23.34)

Net Asset Value, April 1, 2009	$76.29	$76.27	$76.71	$76.66
Income from investment operations:
Net investment loss	(1.92)	(1.56)	(0.86)	(0.61)
Net realized and unrealized gain (loss) on investment transactions	13.37	12.98	13.06	12.81

Total from investment operations	$11.45	$11.42	$12.20	$12.20

Net Asset Value, March 31, 2010	$87.74	$87.69	$88.91	$88.86

*       Net asset value per share information presented as of unitization on July 1, 2008.

TWELVE

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	For the year ended March 31,				For the period from April 1, 2005 (commencement of operations) to March 31, 2006

Hatteras Multi-Strategy Fund, L.P.	2010	2009	2008	2007

Total return amortizing organizational expenses and before Performance Allocation	— [1]	— [1]	— [1]	— [1]	11.72%
Organization expense	—	—	—	—	–1.17%

Total return before Performance Allocation[3]	15.01%	–21.26%	2.91%	8.27%	10.55%
Performance Allocation	0.00%	–0.02%	–0.37%	–0.58%	–0.09%

Total return after amortizing organizational expenses and Performance Allocation	15.01%	–21.28%	2.54%	7.69%	10.46%

Net investment loss	–1.90%	–1.92%	–1.66%	–1.94%	–2.79%

Ratio of other operating expenses to average net assets[2,4]	2.29%	2.27%	2.25%	2.48%	3.58%
Ratio of bank borrowing expense to average net assets allocated from the Master Fund	0.06%	0.03%	0.05%	0.03%	0.00%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	2.35%	2.30%	2.30%	2.51%	3.58%
Performance Allocation	0.00%	0.02%	0.26%	0.61%	1.24%

Total expenses and Performance Allocation before reimbursement from Investment Manager	2.35%	2.32%	2.56%	3.12%	4.82%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	–0.03%	–0.45%

Net expenses	2.35%	2.32%	2.56%	3.09%	4.37%

Limited Partners’ capital, end of period (000’s)	$231,314	$215,165	$237,029	$135,996	$42,122
Portfolio Turnover Rate (Master Fund)	23.12%	22.57%	9.54%	14.03%	19.35%

[1]	Organizational costs were fully expensed as of March 31, 2006.

[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.

[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

[4]

Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

THIRTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	For the year ended March 31,				For the period from April 1, 2005 (commencement of operations) to March 31, 2006

Hatteras Multi-Strategy TEI Fund, L.P.	2010	2009	2008	2007

Total return amortizing organizational expenses and before Performance Allocation	— [1]	— [1]	— [1]	— [1]	11.50%
Organization expense	—	—	—	—	–0.35%

Total return before Performance Allocation[3]	14.97%	–21.35%	2.39%	8.01%	11.15%
Performance Allocation	0.00%	–0.01%	–0.26%	–0.55%	–1.15%

Total return after amortizing organizational expenses and Performance Allocation	14.97%	–21.36%	2.13%	7.46%	10.00%

Net investment loss	–1.94%	–1.99%	–2.14%	–2.24%	–3.49%

Ratio of other operating expenses to average net assets[2,4]	2.27%	2.22%	2.31%	2.52%	4.64%
Ratio of allocated bank borrowing expense to average net assets	0.06%	0.03%	0.05%	0.03%	0.00%
Ratio of withholding tax to average net assets	0.06%	0.20%	0.41%	0.32%	0.08%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	2.39%	2.45%	2.77%	2.87%	4.72%
Performance Allocation	0.00%	0.01%	0.22%	0.62%	1.21%

Total expenses and Performance Allocation before reimbursement from Investment Manager	2.39%	2.46%	2.99%	3.49%	5.93%
Reimbursement from Investment Manager	0.00%	0.00%	0.00%	–0.08%	–0.87%

Net expenses	2.39%	2.46%	2.99%	3.41%	5.06%

Limited Partners’ capital, end of period (000’s)	$300,576	$257,504	$304,765	$129,980	$32,175
Portfolio Turnover Rate (Master Fund)	23.12%	22.57%	9.54%	14.03%	19.35%

[1]	Organizational costs were fully expensed as of March 31, 2006.

[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.06%.

[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

[4]

Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

FOURTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	For the year ended March 31,			For the period from January 1, 2007 (commencement of operations) to March 31, 2007

Hatteras Multi-Strategy Institutional Fund, L.P.	2010	2009	2008

Total return amortizing organizational expenses and before Performance Allocation	— [1]	— [1]	— [1]	3.79%
Organization expense	—	—	—	–1.38%

Total return before Performance Allocation[3]	15.90%	–20.69%	3.37%	2.41%
Performance Allocation	0.00%	–0.03%	–0.15%	–0.17%

Total return after amortizing organizational expenses and Performance Allocation	15.90%	–20.72%	3.22%	2.24%

Net investment loss	–1.12%	–1.23%	–1.11%	–5.37%

Ratio of operating expenses to average net assets[2,4]	1.51%	1.56%	1.72%	7.60%
Ratio of allocated bank borrowing expense to average net assets	0.06%	0.03%	0.05%	0.01%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	1.57%	1.59%	1.77%	7.61%
Performance Allocation	0.00%	0.03%	0.18%	0.35%

Total expenses and Performance Allocation before reimbursement from Investment Manager	1.57%	1.62%	1.95%	7.96%
Reimbursement from Investment Manager	0.00%	0.00%	–0.02%	–1.12%

Net expenses	1.57%	1.62%	1.93%	6.84%

Limited Partners’ capital, end of period (000’s)	$249,153	$202,898	$149,882	$9,418
Portfolio Turnover Rate (Master Fund)	23.12%	22.57%	9.54%	14.03%

[1]	Organizational costs were fully expensed as of March 31, 2007.

[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.09%.

[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

[4]

Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

FIFTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

8. FINANCIAL HIGHLIGHTS(CONTINUED)

	For the year ended March 31,			For the period from January 1, 2007 (commencement of operations) to

Hatteras Multi-Strategy TEI Institutional Fund, L.P.	2010	2009	2008	March 31, 2007

Total return amortizing organizational expenses and before Performance Allocation	— [1]	— [1]	— [1]	2.51%
Organization expense	—	—	—	–2.07%

Total return before Performance Allocation[3]	15.91%	–20.79%	3.09%	0.44%
Performance Allocation	0.00%	–0.05%	–0.09%	–0.15%

Total return after amortizing organizational expenses and Performance Allocation	15.91%	–20.84%	3.00%	0.29%

Net investment loss	–1.11%	–1.35%	–1.44%	–10.38%

Ratio of operating expenses to average net assets[2,4]	1.44%	1.50%	1.67%	12.74%
Ratio of allocated bank borrowing expense to average net assets	0.06%	0.03%	0.05%	0.01%
Ratio of withholding tax to average net assets	0.05%	0.19%	0.36%	0.25%

Operating expenses, excluding reimbursement from Investment Manager and Performance Allocation[4]	1.55%	1.72%	2.08%	13.00%
Performance Allocation	0.00%	0.05%	0.14%	0.59%

Total expenses and Performance Allocation before reimbursement from Investment Manager	1.55%	1.77%	2.22%	13.59%
Reimbursement from Investment Manager	0.00%	0.00%	–0.03%	–1.42%

Net expenses	1.55%	1.77%	2.19%	12.17%

Limited Partners’ capital, end of period (000’s)	$561,581	$384,901	$209,737	$4,047
Portfolio Turnover Rate (Master Fund)	23.12%	22.57%	9.54%	14.03%

[1]	Organizational costs were fully expensed as of March 31, 2007.

[2]	2008 Ratio includes repayment to Investment Manager for prior reimbursements in the amount of 0.07%.

[3]	Prior to 2009, total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

[4]

Ratios calculated based on total expenses and average net assets. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

SIXTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

As of and for the year ended March 31, 2010 (continued)

9. SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except the following: effective April 1, 2010 and May 1, 2010, there were additional capital contributions to the Feeder Funds of the following amounts:

April 1, 2010
Hatteras Multi-Strategy Fund, L.P.	$3,450,500
Hatteras Multi-Strategy TEI Fund, L.P.	$6,277,075
Hatteras Multi-Strategy Institutional Fund, L.P.	$8,295,077
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$10,617,010

May 1, 2010
Hatteras Multi-Strategy Fund, L.P.	$2,497,000
Hatteras Multi-Strategy TEI Fund, L.P.	$3,733,469
Hatteras Multi-Strategy Institutional Fund, L.P.	$4,093,547
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$6,506,901

In addition, since April 1, 2010, the board accepted the following tender requests which will be effective as of June 30, 2010:

Hatteras Multi-Strategy Fund, L.P.	$11,382,319
Hatteras Multi-Strategy TEI Fund, L.P.	$9,599,409
Hatteras Multi-Strategy Institutional Fund, L.P.	$19,654,735
Hatteras Multi-Strategy TEI Institutional Fund, L.P.	$15,524,364

SEVENTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

BOARD OFDIRECTORS

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2010, is set forth below. Unless otherwise noted, the business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in Fund Complex Overseen by Director or Officer

INTERESTED DIRECTORS

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of each Fund in the Fund Complex	Since Inception	Mr. Perkins has been Chairman of the Board of Managers and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	16

INDEPENDENT DIRECTORS

Steve E. Moss February 18, 1953	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	16

H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	16

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of each Fund in the Fund Complex	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	16

Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of each Fund in the Fund Complex	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004–2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	9

*	Mr. Perkins is deemed to be an “interested” Director of the Fund because of his affiliations with the Investment Manager.

EIGHTEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2010, of each of the persons currently serving as Executive Officers of the Feeder Funds. Unless otherwise noted, the business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Portfolios in Fund Complex Overseen by Director or Officer

OFFICERS

J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since December 2008

Prior to becoming Secretary, Mr. Fields had been the Treasurer of each Fund since inception. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.

N/A

Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008

Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.

N/A

Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008

Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.

N/A

NINETEEN

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

OTHER INFORMATION

(Unaudited)

Proxy Voting

For free information regarding how the Fund voted proxies during the period ended June 30, 2009 or to obtain a free copy of the Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTY

Hatteras Master Fund, L.P. (a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2010
with Report of Independent Registered Public Accounting Firm

Hatteras Master Fund, L.P. (a Delaware Limited Partnership)

As of and for the year ended March 31, 2010

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984
USA

Tel: +1 215 246 2300
Fax: +1 215 569 2441
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Partners of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities, and partners’ capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the “ Master Fund”), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with underlying fund advisers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2010, the results of its operations and its cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $1,370,276,920 (92.91% of total assets) as of March 31, 2010, whose fair value have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 28, 2010

Member of
Deloitte Touche Tohmatsu

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL
Percentages are as follows:

(unaudited)

Investments in Adviser Funds (97.10%)	Cost	Fair Value

Absolute Return (16.56%)
7X7 Institutional Partners, L.P.[a,b]	$20,000,000	$19,884,912
Broad Peak Fund, L.P.[a,b]	12,000,000	13,047,694
Citadel Derivatives Group Investors LLC[a,b]	3,413,210	5,959,987
Citadel Wellington, LLC (Class A)[a,b]	28,740,360	25,500,933
Courage Special Situations Fund, L.P.[a,b]	9,827,675	11,066,898
D.E. Shaw Composite Fund, LLC[a,b]	18,936,459	21,551,188
Eton Park Fund, L.P.[a,b]	19,000,000	19,751,670
JANA Partners Qualified, L.P.[a,b]	92,329	22,361
Marathon Fund, L.P.[a,b,e]	5,181,044	3,754,428
Montrica Global Opportunities Fund, L.P.[a,b]	8,548,063	7,358,390
OZ Asia, Domestic Partners L.P.[a,b]	1,395,734	1,380,136
Paulson Advantage, L.P.[a,b,c]	18,100,483	24,616,966
Paulson Partners Enhanced, L.P.[a,b,c]	7,000,000	14,555,769
Perry Partners, L.P.[a,b]	9,287,062	9,232,530
Pipe Equity Partners[a,b]	19,122,432	16,222,630
Pipe Select Fund, LLC[a,b]	9,392,618	10,969,534
Standard Investment Research Hedge Equity Fund, L.P.[a,b]	20,000,000	21,378,968
Stark Investments, LPa,b	8,045,782	7,085,860
Stark Select Asset Fund LLC[a,b,e]	435,766	440,102

Total Absolute Return		233,780,956

See notes to financial statements.	(Continued)

TWO

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OFINVESTMENTS

March 31, 2010 (continued)

Energy and Natural Resources (11.07%)	Cost	Fair Value

Arclight Energy Partners Fund III, L.P.[b]	$4,229,450	$4,297,648
Arclight Energy Partners Fund IV, L.P.[b]	3,346,167	3,184,567
Black River Commodity MS Fund, L.P.[a,b]	472,625	488,401
Bluegold Global Fund, L.P.[a,b]	10,000,000	10,552,455
Cadent Energy Partners II, L.P.[b]	3,628,450	2,579,891
Camcap Resources, L.P.[a,b]	513,285	304,702
Canaan Natural Gas Fund X, L.P.[a,b]	2,714,250	1,279,155
Chilton Global Natural Resources Partners, L.P.[a,b]	24,000,000	23,597,257
EnerVest Energy Institutional Fund XI-A, L.P.[b]	2,178,934	2,248,536
EnerVest Energy Institutional Fund X-A, L.P.[b]	6,467,743	4,842,160
Intervale Capital Fund, L.P.[a,b]	3,578,310	4,114,157
Merit Energy Partners F-II, L.P.[b]	779,196	714,035
Natural Gas Partners Energy Tech, L.P.[a,b]	831,101	950,000
Natural Gas Partners IX, L.P.[a,b]	3,182,444	2,600,000
Natural Gas Partners VIII, L.P.[b]	3,761,831	3,700,000
NGP Energy Technology Partners II, L.P.[b]	761,504	715,000
NGP Midstream & Resources Offshore Holdings Fund, L.P.[b]	1,035,844	1,022,439
NGP Midstream & Resources, L.P.[b]	3,860,269	4,140,000
Ospraie Special Opportunities Fund, L.P.[b]	4,785,818	4,679,139
Pine Brook Capital Partners, L.P.[b]	3,090,068	3,085,085
Quantum Energy Partners IV, L.P.[a,b]	2,369,603	1,966,781
Quantum Energy Partners V, L.P.[b]	1,666,531	896,679
Sentient Global Resources Fund III, L.P.[b]	8,152,603	9,600,000
Southport Energy Plus Partners, L.P.[a,b]	19,814,148	26,940,157
The Clive Fund, L.P.[a,b]	15,000,000	14,374,143
Touradji Global Resources Fund, L.P.[a,b,c]	11,570,063	13,534,383
Touradji Global Resources Holdings, LLC[a,b,e]	3,434,008	3,300,859
TPF II, L.P.[b]	7,323,526	6,450,000

Total Energy and Natural Resources		156,157,629

See notes to financial statements.	(Continued)

THREE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010 (continued)

Enhanced Fixed Income (20.45%)	Cost	Fair Value

Alden Global Distressed Opportunities Fund, L.P.[a,b]	$5,000,000	$5,439,578
Anchorage Capital Partners, L.P.[a,b]	20,000,000	20,645,548
Anchorage Crossover Credit Fund II, L.P.[a,b]	14,477,220	19,817,224
BDCM Partners I, L.P.[a,b]	31,500,000	27,840,585
Contrarian Capital Fund I, L.P.[a,b]	12,522,723	15,632,632
CPIM Structured Credit Fund 1000, L.P.[a,b]	666,024	131,890
Drawbridge Special Opportunities Fund, L.P.[a,b,e]	15,151,832	15,742,668
Fortress VRF Advisors I, LLC[a,b,e]	8,092,619	1,588,747
Halcyon European Structured Opportunities Fund, L.P.[a,b,e]	2,073,366	706,175
Harbinger Capital Partners Fund I, L.P.[a,b]	14,567,661	15,158,409
Marathon Special Opportunity Fund, L.P.[a,b]	14,937,116	15,599,751
McDonnell Loan Opportunity Fund[a,b]	10,000,000	5,433,090
MKP Credit, L.P.[a,b]	20,000,000	20,625,126
Morgan Rio Capital Fund, L.P.[b]	7,000,000	7,225,544
Ore Hill Fund II (SLV-1), L.P.[a,b,e]	208,623	212,284
Prospect Harbor Credit Partners, L.P.[a,b]	20,000,000	14,614,205
Senator Global Opportunity Fund, L.P.[a,b]	15,000,000	15,478,048
Silverback Opportunistic Convertible Fund, LLC[a,b]	16,502,243	31,741,248
Strategic Value Restructuring Fund, LPa,b	15,428,312	16,043,011
The Rohatyn Group Local Currency Opportunity Partners, L.P.[a,b]	13,164,765	14,421,473
Waterstone Market Neutral Fund, L.P.[a,b]	14,864,513	24,526,381

Total Enhanced Fixed Income		288,623,617

See notes to financial statements.	(Continued)

FOUR

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010 (continued)

Opportunistic Equity (30.13%)	Cost	Fair Value

Algebris Global Financials Fund, L.P.[a,b,c]	$18,035,734	$18,960,358
Artis Partners 2X (Institutional), L.P.[a,b]	7,958,246	16,395,735
Asian Century Quest Fund (QP), L.P.[a,b,c]	14,364,157	15,845,084
Biomedical Value Fund, L.P.[a,b]	15,500,000	13,021,293
Boyer Allan Greater China Fund, L.P.[a,b]	5,000,000	5,254,542
Brevan Howard Emerging Markets Strategies Fund, L.P.[a,b]	15,000,000	14,510,313
Brevan Howard, L.P.[a,b]	20,000,000	19,680,747
CCM SPV II, LLC[a,b]	338,772	526,932
CRM Windridge Partners, L.P.[a,b,c]	14,522,017	17,543,377
D.E. Shaw Oculus Fund, L.L.Ca,b	13,517,760	17,095,810
Drawbridge Global Macro Fund, L.P.[a,b]	98,934	88,704
Ellerston Global Equity Managers Fund (U.S.) L.P.[a,b,e]	458,563	558,915
GMO Mean Reversion Fund (onshore)[a,b]	6,770,065	8,825,869
Gracie Capital, L.P.[a,b,e]	333,166	178,777
HealthCor, L.P.[a,b,c]	17,000,000	26,127,623
Miura Global Partners II, LPa,b,c	26,000,000	25,486,777
Penta Asia Domestic Partners, L.P.[a,b]	27,000,000	22,113,801
R.G. Niederhoffer Global Fund, L.P. Ia,b	15,000,000	13,160,633
Samlyn Onshore Fund, LPa,b,c	31,000,000	42,093,984
Sansar Capital Master Fund, L.P. Subsidiaries[a,b,e]	94,033	149,333
Sansar Capital, L.P.[a,b]	8,234,413	6,675,182
SCP Ocean Fund, LPa,b	9,002,947	13,752,049
SCP Sakonnet Fund, LPa,b	10,000,000	10,630,313
Sloane Robinson (Class C) International[a,b]	7,457,674	10,976,277
Sloane Robinson (Class G) Emerging[a,b]	12,281,970	18,909,526
TT Mid-Cap Europe Long/Short Fund Limited[b]	22,500,000	25,286,353
Valiant Capital Partners, L.P.[a,b,c]	17,433,564	23,969,783
Viking Global Equities LPa,b,c	26,500,000	31,598,662
Visium Balanced Fund, L.P.[a,b]	3,969,942	5,389,334
Visium Special Holdings, LLC (Class A)[a,b,e]	175,331	195,946
Visium Special Holdings, LLC (Class B)[a,b,e]	143,851	150,837

Total Opportunistic Equity		425,152,869

See notes to financial statements.	(Continued)

FIVE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010 (continued)

Private Equity (11.58%)	Cost	Fair Value

ABRY Advanced Securities Fund, L.P.[b]	$4,567,156	$5,854,787
ABRY Partners VI, L.P.[b]	2,980,095	3,863,356
Accel-KKR Capital Partners III, LPa,b	2,637,749	2,503,300
Actis Umbrella Fund L.P.[b]	2,685,658	2,054,000
BDCM Opportunity Fund II L.P.[b]	2,973,676	3,498,494
Brazos Equity Fund II, L.P.[b]	3,113,411	2,696,332
Brazos Equity Fund III, L.P.[b]	1,041,455	685,473
Carlyle Japan Fund II, L.P.[a,b]	952,526	705,579
Carlyle Partners V, L.P.[a,b]	3,190,227	2,753,866
CDH Venture Partners II, L.P.[a,b]	2,115,399	1,956,256
Claremont Creek Ventures II, L.P.[a,b]	463,125	295,336
Claremont Creek Ventures, L.P.[a,b]	1,255,416	1,162,461
Crosslink Crossover Fund IV, L.P.[a,b]	3,345,919	5,233,642
Crosslink Crossover Fund V, L.P.[a,b]	9,495,464	10,356,837
CX Partners Fund Limited[a,b]	1,282,029	1,051,041
Dace Ventures I, LPa,b	1,514,328	1,092,661
Darwin Private Equity I LPb	2,226,407	1,515,117
Encore Consumer Capital Fund, L.P.[a,b]	2,806,970	2,516,843
Exponent Private Equity Partners II, LPb	3,321,082	2,333,556
Fairhaven Capital Partners, L.P.[a,b]	1,924,208	1,458,277
Gavea Investment Fund II, L.P.[a,b]	3,750,000	4,851,931
Gavea Investment Fund III, L.P.[a,b]	13,000,000	19,074,476
Great Point Partners I, L.P.[b]	1,554,462	1,511,405
Halifax Capital Partners II, L.P.[b]	1,313,571	1,548,000
Hancock Park Capital III, L.P.[a,b]	3,000,000	2,372,225
Healthcor Partners Fund, L.P.[b]	1,413,968	1,117,427
Hillcrest Fund, L.P.[a,b]	1,923,319	1,382,230
Hony Capital Fund 2008, L.P.[a,b]	1,816,507	1,492,905
Integral Capital Partners VII, L.P.[a,b]	6,000,000	6,994,215
Integral Capital Partners VIII, L.P.[a,b]	10,000,000	8,382,880

See notes to financial statements.	(Continued)

SIX

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010 (continued)

Private Equity (11.58%) (Continued)	Cost	Fair Value

J.C. Flowers III LPa,b	$461,355	$535,444
Lighthouse Capital Partners VI, L.P.[b]	3,875,000	4,018,505
Mid Europa Fund III LPa,b	3,162,948	3,462,349
New Horizon Capital III, L.P.[a,b]	1,646,296	1,420,109
OCM European Principal Opportunities Fund, L.P.[a,b]	3,720,307	5,258,780
OCM Mezzanine Fund II, L.P.[b]	4,060,161	3,653,135
Orchid Asia IV, L.P.[b]	3,361,375	3,587,231
Private Equity Investment Fund V, L.P.[a,b]	2,497,493	3,400,000
Private Equity Investors Fund IV, L.P.[b]	3,338,774	2,868,408
Roundtable Healthcare Partners II, L.P.[a,b]	1,403,378	1,271,547
Saints Capital VI, L.P.[b]	4,381,576	4,063,143
Sanderling Venture Partners VI Co-Investment Fund, L.P.[a,b]	716,178	856,894
Sanderling Venture Partners VI, L.P.[b]	787,884	1,160,481
Sentinel Capital Partners IV, L.P.[a,b]	996,177	919,625
Sovereign Capital Limited Partnership III[a,b]	150,940	150,940
Sterling Capital Partners II, L.P.[a,b]	1,701,796	1,831,158
Sterling Capital Partners III, L.P.[a,b]	2,702,650	2,323,958
Strategic Value Global Opportunities Fund I-A, L.P.[a,b]	4,515,614	4,851,340
Tenaya Capital V, L.P.[a,b]	1,976,793	1,627,000
The Column Group, LPa,b	1,733,588	1,732,979
The Raptor Private Holdings, L.P.[a,b]	1,439,537	1,136,001
Trivest Fund IV, L.P.[a,b]	2,403,035	2,740,013
VCFA Private Equity Partners IV, L.P.[b]	1,409,322	1,293,807
VCFA Venture Partners V, L.P.[b]	5,207,360	4,158,782
Venor Capital Partners, L.P.[a,b]	76,779	23,966
Voyager Capital Fund III, L.P.[a,b]	1,193,622	1,072,883
Westview Capital Partners II, L.P.	964,260	801,296
Zero2IPO China Fund II, L.P.[a,b]	1,023,273	876,694

Total Private Equity		163,411,376

See notes to financial statements.	(Continued)

SEVEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS

March 31, 2010 (continued)

Real Estate (7.31%)	Cost	Fair Value

Arminius Moat, L.P.[b]	$5,014,467	$4,924,395
Benson Elliot Real Estate Partners II, L.P.[b]	4,039,558	1,803,141
Carlyle Realty Distressed RMBS Partners, L.P.[b]	14,953,833	17,264,068
Colony Investors VII, L.P.[a,b]	3,063,389	1,070,300
Colony Investors VIII, L.P.[a,b]	7,035,613	2,122,072
DaVinci Corporate Opportunity Partners, L.P.[b]	3,826,894	108,686
Forum European Realty Income III, L.P.[a,b]	1,777,563	1,135,176
Garrison Opportunity Fund, LLC[b]	3,596,369	3,596,369
Greenfield Acquisition Partners V, L.P.[a,b]	3,821,818	2,954,480
GTIS Brazil Real Estate Fund, L.P.[a,b]	3,128,660	3,541,010
New City Asia Partners (T), L.P.[a,b]	6,838,785	6,201,708
Northwood Real Estate Co-Investors[b]	154,071	101,842
Northwood Real Estate Partners[b]	772,596	336,934
Oak Hill REIT Plus Fund, L.P.[a,b]	7,471,061	8,574,313
ORBIS Real Estate Fund Ib	3,058,404	2,357,733
Patron Capital, L.P. III[a,b]	2,500,224	1,938,419
Phoenix Real Estate Fund PTE Limited[b]	5,715,595	6,206,454
Rockwood Capital Real Estate Partners Fund VII, L.P.[a,b]	4,290,534	599,976
Security Capital—Preferred Growth LLC[b]	1,371,234	459,817
Square Mile Partners III LPb	2,796,472	2,275,312
TCW Special Mortgage Credits Fund II, L.P.[b]	20,230,904	24,606,505
Transwestern Mezzanine Realty Partners II, L.L.C.[a,b]	2,264,600	499,939
Transwestern Mezzanine Realty Partners III[a,b]	1,993,785	333,400
WCP Real Estate Fund I, L.P.[a,b]	5,113,515	4,445,323
WCP Real Estate Strategies Fund, L.P.[a,b,e]	9,472,900	5,693,101

Total Real Estate		103,150,473

Total investments in Adviser Funds (cost $1,290,789,386)		1,370,276,920

Short-Term Investments (0.99%)
Federated Prime Obligations Fund #10, 0.10%[d]	$13,958,658	$13,958,658

Total Short-Term Investments (cost $13,958,658)		13,958,658

Total Investments (cost $1,304,748,044) (98.09%)		1,384,235,578

Other assets less liabilities (1.91%)		26,933,439

Partners’ capital—100.00%		$1,411,169,017

[a]	Non-income producing.

[b]	Adviser Funds are issued in private placement transactions and as such are restricted as to resale.

[c]	Securities held in custody by US Bank N.A., as collateral for a credit facility (see Note 8). The total cost and fair value of these securities was $201,526,018 and $254,332,766, respectively.

[d]	The rate shown is the annualized 7-day yield as of March 31, 2010.

[e]	The Adviser Fund has imposed gates on or has restricted redemptions from Adviser Funds.

Total cost and fair value of restricted Adviser Funds as of March 31, 2010 was $1,290,789,386 and $1,370,276,920, respectively.

See notes to financial statements.

EIGHT

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL

March 31, 2010

Assets
Investments in Adviser Funds, at fair value (cost $1,290,789,386)	$1,370,276,920
Investments in short-term investments, at fair value (cost $13,958,658)	13,958,658
Cash	1,142,789
Receivable from redemption of Adviser Funds	56,358,907
Investment in Adviser Funds paid in advance	33,063,074
Dividends and interest receivable	2,064

Total assets	$1,474,802,412

Liabilities and partners’ capital
Contributions received in advance	$25,882,708
Withdrawals payable	35,857,196
Management fee payable	1,206,796
Professional fees payable	234,183
Accounting and administration fees payable	86,045
Risk management fees payable	151,593
Line of credit fees payable	164,422
Custodian fees payable	8,634
Printing fees payable	36,047
Withholding tax payable	103
Other expenses payable	5,668

Total liabilities	63,633,395

Partners’ capital	1,411,169,017

Total liabilities and partners’ capital	$1,474,802,412

Components of Partners’ capital
Capital contributions (net)	1,459,564,688
Accumulated net investment loss	(33,197,417)
Accumulated net realized loss	(94,685,788)
Accumulated net unrealized appreciation on investments	79,487,534

Partners’ capital	$1,411,169,017

See notes to financial statements.

NINE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF OPERATIONS

For the year ended March 31, 2010

Investment income
Dividends	$5,654,832
Other investment income	273,694

Total investment income	5,928,526

Operating expenses
Management fee	13,384,161
Accounting and administration fees	982,632
Risk management expense	850,804
Professional fees	574,556
Line of credit fees	774,479
Custodian fees	117,679
Printing fees	67,475
Insurance expense	24,137
Interest expense	34,546
Board of directors’ fees	20,000
Compliance consulting fees	30,000
Other expenses	105,000

Total operating expenses	16,965,469

Net investment loss	(11,036,943)

Net realized gain and change in unrealized appreciation on investments in Adviser Funds
Net realized gain from investments in Adviser Funds	9,694,603
Net change in unrealized appreciation on investments in Adviser Funds	198,473,425

Net realized gain and change in unrealized appreciation on investments in Adviser Funds	208,168,028

Net increase in partners’ capital resulting from operations	$197,131,085

See notes to financial statements.

TEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENTS OFCHANGES INPARTNERS’ CAPITAL

For the years ended March 31, 2009 and 2010

Limited Partners’ Capital*

Partners’ capital, at March 31, 2008	$1,050,585,391
Capital contributions	624,585,138
Capital withdrawals	(217,872,754)
Net investment loss	(11,150,543)
Net realized loss from investments in Adviser Funds	(114,954,996)
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds	(182,068,211)

Partners’ capital, at March 31, 2009**	$1,149,124,025
Capital contributions	287,748,673
Capital withdrawals	(222,834,766)
Net investment loss	(11,036,943)
Net realized gain from investments in Adviser Funds	9,694,603
Net change in unrealized appreciation on investments in Adviser Funds	198,473,425

Partners’ capital, at March 31, 2010***	$1,411,169,017

*	As the General Partner does not own an interest in the Master Fund, the Limited Partners’ capital represents total capital of the Master Fund.

**	Including accumulated net investment loss of $22,160,474.

***	Including accumulated net investment loss of $33,197,417.

See notes to financial statements.

ELEVEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OFCASH FLOWS

For the year ended March 31, 2010

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$197,131,085
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Purchase of Adviser Funds	(379,567,039)
Proceeds from redemptions of Adviser Funds	308,447,235
Net realized gain from investments in Adviser Funds	(9,694,603)
Net change in unrealized appreciation on investments in Adviser Funds	(198,473,425)
Net (purchases) sales of short-term investments	54,745,217
Increase in investments in Adviser Funds paid in advance	(16,175,813)
Decrease in receivable from redemption of Adviser Funds	16,434,732
Decrease in withholding tax refund receivable	175,445
Decrease in dividends and interest receivable	51,777
Decrease in prepaid assets	1,495
Decrease in due to the Adviser Funds	(509,731)
Increase in management fee payable	182,289
Decrease in professional fees payable	(104,704)
Decrease in accounting and administration fees payable	(56,773)
Decrease in custodian fees payable	(1,393)
Increase in withholding tax payable	103
Increase in printing fees payable	33,877
Increase in line of credit fees payable	110,117
Decrease in other expenses payable	(30,712)
Increase in risk management fees payable	64,207

Net cash used in operating activities	(27,236,614)

Cash flows from financing activities:
Capital contributions	294,861,991
Capital withdrawals	(266,519,946)
Line of credit borrowings	25,000,000
Line of credit repayments	(25,000,000)

Net cash provided by financing activities	28,342,045

Net change in cash	1,105,431
Cash at beginning of year	37,358

Cash at end of year	$1,142,789

Supplemental Disclosure of Interest Expense Paid	$34,546

See notes to financial statements.

TWELVE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

For the year ended March 31, 2010

1. ORGANIZATION

Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Investment Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments through investments in the six asset classes of Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Real Estate, Private Equity, and Energy and Natural Resources. The Master Fund’s secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objective, the Master Fund will provide its limited partners (each, a “Limited Partner” and together, the “Limited Partners”) with access to a broad range of investment strategies, asset categories, and trading Advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser either by becoming a participant in an investment vehicle operated by the Adviser (an “Adviser Fund”) which includes exchange traded funds (“ETFs”), hedge funds, and investment funds.

Hatteras Investment Management LLC, a Delaware limited liability company, serves as the General Partner of the Master Fund (the “General Partner”). The General Partner is an affiliate of the Investment Manager. The General Partner has appointed a Board of Directors (the “Board”) and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting

The Master Fund’s accounting and reporting policies conform with accounting principles generally accepted within the United States of America (“U.S. GAAP”).

b. Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

THIRTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Valuation of Investments

Investments held by the Master Fund include:

•

Investments in Adviser Funds—The Master Fund will value interests in the Adviser Funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Adviser Funds are subject to the terms of the Adviser Funds’ offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds’ as required by the Adviser Funds’ offering documents. If the Investment Manager determines that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The interests of some Adviser Funds, primarily investments in private equity funds, may be valued less frequently than the calculation of the Master Fund’s net asset value. Therefore, the reported performance of the Adviser Fund may lag the reporting period of the Master Fund. The Investment Manager has established procedures for reviewing the effect on the Master Fund’s net asset value due to this lag in reported performance of the Adviser Funds.

•

Investments in Exchange Traded Funds—Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices (unadjusted) in active markets for identical assets and liabilities.

•

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term from Adviser Funds, etc.)

FOURTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TOFINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES(CONTINUED)

c. Valuation of Investments (continued)

•	Level 3—significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments)

	Level 1	Level 2	Level 3	Total

Absolute Return	$—	$141,402,609	$92,378,347	$233,780,956
Energy and Natural Resources	—	75,464,012	80,693,617	156,157,629
Enhanced Fixed Income	—	94,841,113	193,782,504	288,623,617
Opportunistic Equity	—	318,090,742	107,062,127	425,152,869
Private Equity	—	—	163,411,376	163,411,376
Real Estate	—	8,574,313	94,576,160	103,150,473
Short-Term Investment	13,958,658	—	—	13,958,658

Total	$13,958,658	$638,372,789	$731,904,131	$1,384,235,578

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments	Balance as of March 31, 2009	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Transfers between Investment Categories	Net Transfers out of Level 3*	Balance as of March 31, 2010

Absolute Return	$191,718,558	$30,795	$32,206,762	$59,142,582	$(40,525,589)	$(8,792,152)	$(141,402,609)	$92,378,347
Energy & Natural Resources	132,190,473	(2,756,138)	13,835,085	42,999,481	(30,599,673)	488,401	(75,464,012)	80,693,617
Enhanced Fixed Income	191,890,334	9,212,923	56,618,308	100,486,051	(94,086,414)	24,502,415	(94,841,113)	193,782,504
Opportunistic Equity	297,917,846	(2,690,432)	61,064,330	107,364,434	(61,337,091)	22,833,782	(318,090,742)	107,062,127
Private Equity	154,438,104	(236,577)	27,227,590	42,571,844	(21,557,139)	(39,032,446)	—	163,411,376
Real Estate	106,520,149	(3,093,614)	7,836,861	13,893,793	(22,006,716)	—	(8,574,313)	94,576,160

Total Investments	$1,074,675,464	$466,957	$198,788,936	$366,458,185	$(270,112,622)	$—	$(638,372,789)	$731,904,131

*

At the initial adoption of the three-tier hierarchy, all investments in Adviser Funds were classified as Level 3 securities. Subsequent accounting guidance allowed investments in private investments with certain liquidity terms to be classified as Level 2 securities. During the year ended March 31, 2010, investments in Adviser Funds meeting these criteria were transferred from Level 3 to Level 2, as reflected in the above table.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2010 is $101,282,000.

Adviser Funds categorized as Level 3 assets, with a fair value totaling $32,672,172, have imposed gates or suspended redemptions. Gates were imposed or redemptions were suspended for these Adviser Funds during a period ranging from September 2008 to March 2010. It is generally not known when these restrictions will be lifted.

FIFTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Valuation of Investments (continued)

In September 2009, the Financial Accounting Standards Board issued Accounting Standards Update 2009-12 to ASC 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASU 2009-12”), which became effective for interim and annual periods ending after December 15, 2009. ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2010, that may qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions Terms*

Opportunistic Equity(a)	Investments in a variety of global markets across all security types.	$425,153	N/A	N/A	Monthly–Annually	5–120	0–3 years; Up to 6% redemption fee

Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities.	$288,624	N/A	N/A	Monthly–Rolling [3] years	0–185	0–3 years; Up to 5% redemption fee

Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$234,595	N/A	N/A	Monthly–Annually	0–92	0–2 years; Up to 6% redemption fee

Energy & Natural Resources(d)	Investments with exposure to non-energy natural resources.	$156,158	$97,430	Up to 10 years	Quarterly	90–180	0–10 years; Up to 3% redemption fee

Private Equity(e)	Investments in nonpublic companies.	$163,411	$174,487	Up to 10 years	N/A	45–180	0–10 years; Up to 3% redemption fee

Real Estate(f)	Investments in REIT’s, private partnerships, and various real estate related mortgage securities.	$103,150	$70,153	Up to 10 years	Monthly– Quarterly	45–60	0–10 years; Up to 3% redemption fee

SIXTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Valuation of Investments (continued)

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

(a)

This category includes Adviser Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. Adviser Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and commodity trading advisors (“CTA’s”).

(b)

This category includes Adviser Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(c)

This category includes Adviser Funds that invest using two primary styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular even will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(d)

This category includes Adviser Funds that invest in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Adviser Funds may include private funds invested in long/short equities, CTA’s trading contracts on agricultural commodities and private partnerships with private investments in their portfolios. The estimated remaining life of the investments in this asset class is greater than six years.

(e)

This category includes private equity funds that invest primarily in companies in need of capital. These Adviser Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Adviser Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount. Less than a quarter of the investments in this asset class have an estimated remaining life of less than three years; the majority of the remaining investments in this asset class have an estimated remaining life of greater than six years.

(f)

This category includes Adviser Funds that invest in a) registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate. Less than a fifth of the investments in this asset class have an estimated remaining life of between three and six years; the remaining investments in this asset class have an estimated remaining life of greater than six years.

d. Derivatives and Hedging

Authoritative accounting guidance requires disclosures about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. As of and for the year ended March 31, 2010, the Master Fund had not entered into any derivative instruments.

e. Investment Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Investments in short-term investments, mutual funds, and ETF’s are recorded on trade date basis. Investments in Adviser Funds are recorded on subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses on Adviser Fund redemptions are determined on identified cost basis.

The Adviser Funds generally do not make regular cash distributions of income and gains and are therefore considered non-income producing securities. Disbursements received from Adviser Funds are accounted for as a reduction to cost.

SEVENTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors’ fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board.

g. Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund has reviewed any potential tax positions as of March 31, 2010 and has determined that it does not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. For the years ended December 31, 2006 through December 31, 2009 the Master Fund is open to examination by U.S. federal tax authorities and state tax authorities. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partner’s Capital from operations during the reporting period. Actual results could differ from those estimates.

3. ALLOCATION OF PARTNERS’ CAPITAL

Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

EIGHTEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

4. REPURCHASE OF PARTNERS’ INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager. The Investment Manager generally recommends to the Board that the Master Fund offer to repurchase interests from Limited Partners, up to 5% of the net asset value of the Master Fund, on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5. MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for such services, the Master Fund pays the Investment Manager a management fee equal to 1.00% on an annualized basis of the aggregate value of its partners’ capital determined as of the last day of the month (before repurchase of interests).

The General Partner is allocated a performance allocation (calculated and accrued monthly and payable annually) equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Funds at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (“the Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered.

Hatteras Capital Distributors LLC (“HCD”), an affiliate of the Investment Manager, serves as the Master Fund’s private placement agent. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before repurchase of shares).

Each member of the Board who is not an “interested person” of the Master Fund (the “Independent Board”), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

NINETEEN

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

6. ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the “Administrator”) an administration fee based on the month-end partners capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2010, the total accounting and administration fees were $982,632.

UMB Bank, n.a. serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund.

7. INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds for the year ended March 31, 2010 amounted to $379,567,039. Total proceeds from redemptions of Adviser Funds for the year ended March 31, 2010 amounted to $308,447,235. The cost of investments in Adviser Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2010.

The Master Fund invests all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8. CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $120,000,000 which is secured by certain interests in Adviser Funds. A fee of 115 basis points per annum is payable monthly in arrears on the unused portion of the facility, while the interest rate charged on borrowings is the London Interbank Offer Rate plus a spread of 200 basis points. Collateral for the new facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2010 are disclosed in the accompanying Statement of Operations. At March 31, 2010, the Master Fund had $164,422 payable on the unused portion of Facility. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under all facilities for the year ended March 31, 2010 was 3.27%, $833,333, and $15,000,000, respectively.

9. INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. COMMITMENTS

As of March 31, 2010, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $370,364,000. Five Adviser Funds in the Private Equity Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling and three Adviser Funds have commitments denominated in Japanese yen. At March 31, 2010, the unfunded commitments for these Adviser Funds totaled 13,384,223 EUR, 9,977,994 GBP and 676,540,779 JPY, respectively. At March 31, 2010, the exchange rate used for the conversion was 1.3510 USD/EUR, 1.5184 USD/GBP and 93.4268 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

TWENTY

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

11. RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, liquidity risk, interest rate risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund’s liquidity in the Adviser Fund.

Adviser Funds generally require the Investment Manager to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Adviser Funds’ governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

12. FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund’s financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners’ capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the year ended March 31,

	2010	2009	2008	2007	2006

Total return	16.24%	–20.45%	3.74%	9.31%	13.79%
Partners’ capital, end of period (000’s)	$1,411,169	$1,149,124	$1,050,585	$432,120	$213,521
Portfolio turnover	23.12%	22.57%	9.54%	14.03%	19.35%
Annualized ratios:
Net investment loss	–0.84%	–0.90%	–0.72%	–0.96%	–1.23%
Total operating expenses	1.29%	1.25%	1.32%	1.39%	1.52%

TWENTY-ONE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2010 (continued)

13. SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following: effective April 1, 2010 and May 1, 2010, there were additional capital contributions of $28,074,958 and $16,271,009, respectively.

The Investment Manager recommended to the Board that a tender offer in an amount of up to $70,000,000 be made for the quarter ending June 30, 2010 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer’s expiration date of April 27, 2010 totaling approximately $58,600,000.

TWENTY-TWO

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, as of March 31, 2010, is set forth below. Unless otherwise noted, the business address of each Director is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer

INTERESTED DIRECTORS

David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors of Master Fund	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	16

INDEPENDENT DIRECTORS

Steve E. Moss February 18, 1953	Director; Audit Committee Member of Master Fund	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	16

H. Alexander Holmes May 4, 1942	Director; Audit Committee Member of Master Fund	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	16

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member of Master Fund	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	16

Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of Master Fund	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004–2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	9

*     Mr. Perkins is deemed to be an “interested” Director of the Fund because of his affiliations with the Investment Manager.

TWENTY-THREE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, age, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2010, of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is care of Hatteras Funds, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director or Officer

OFFICERS

J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since December 2008

Prior to becoming Secretary, Mr. Fields had been the Treasurer of each Fund since inception. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.

N/A

Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008

Mr. Chica joined Hatteras in November 2007 and became Chief Compliance Officer of each of the funds in the Fund Complex and the Investment Manager as of January 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer with U.S. Bancorp Fund Services, LLC.

N/A

Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008

Mr. Baker joined Hatteras in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of the Investment Manager and its affiliates. Prior to joining Hatteras, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.

N/A

TWENTY-FOUR

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

OTHER INFORMATION

(Unaudited)

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting of the Board of the Master Fund held on February 23, 2010, by a unanimous vote, the Board of the Master Fund, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the continuation of the Investment Management Agreement (the “Agreement”).

In advance of the meeting, the Independent Directors requested and received extensive materials from the Investment Manager to assist them in considering the renewal of the Agreement. The materials provided by the Investment Manager contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Master Fund and the Limited Partners of the Master Fund managed by the Investment Manager (collectively, the “Funds”). The materials also included comparisons of the performance of each of the Master Fund’s investment sectors versus a relevant benchmark.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Directors then met separately with independent counsel to the Independent Directors for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement.

Discussion of Factors Considered

(a)	The nature and quality of the advisory services to be rendered, including:

	(i)	an analysis of the performance of the Master Fund relative to its stated objectives; whether the adviser been successful in reaching its goals;

(ii)

a study of the Master Fund’s performance compared to relevant market indices and to similar funds (i.e., similar investment objectives and same approximate size), evaluating both the long-term and short-term performance record of the Master Fund; and

	(iii)	a consideration of the quality of any other services provided for or to the Master Fund in addition to the provision of investment advice.

(b)	The experience and qualifications of the personnel providing such services, including:

	(i)	familiarity with the number, background and general qualifications of the personnel in the adviser’s investment management group;

	(ii)	allocation of responsibility for the Master Fund; percentage of time devoted to the Master Fund; and

	(iii)	the process by which investment decisions are made by the adviser’s personnel; criteria for securities selection and the controls used by the adviser to ensure that the criteria are met.

(c)

The fee structures, the existence of any fee waivers, and the Master Fund’s expense ratios in relation to those of other investment companies having comparable investment policies and limitations, including:

	(i)	consideration of whether the fee schedule, including any “breakpoints,” reflects economies of scale of managing a larger fund; and

(ii)

comparisons of expense ratios which reflect relative costs to the Master Fund of the relationships of the Master Fund with its adviser; consideration of whether a low expense ratio is attributable to non-advisory expenses; a review of comparative information setting forth a percentage breakdown of advisory and non-advisory expenses related to net assets; consideration of whether the expense ratio resulted from reimbursing or reducing fees to maintain a certain limitation.

(d)	The fees charged by the adviser and other investment advisers to similar clients (minimal weight accorded this factor), including:

	(i)	consideration of the type and quality of services provided by, and the client-related expenses borne by, the adviser.

TWENTY-FIVE

HATTERAS MASTER FUND, L.P. (A DELAWARE LIMITED PARTNERSHIP)

OTHER INFORMATION

(Unaudited) (continued)

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Discussion of Factors Considered (continued)

(e)	The direct and indirect costs which may be incurred by the adviser and its affiliates in performing services for the Master Fund and the basis of determining and allocating these costs, including:

(i)

consideration of, among other things, the extent to which management personnel and office space for Master Fund operations are provided, as well as investment advice, the extent to which other client advisory fees support the same personnel and office facilities.

(f)	Possible economies of scale arising from the Master Fund’s size and/or anticipated growth, including:

	(i)	investigation of the extent to which economies of scale exist and whether such economies are reflected appropriately in the advisory fees as the Master Fund grows larger; and

	(ii)	consideration of the total of all assets managed by the adviser, as well as the total number of investment companies and other clients serviced by the adviser.

(g)	Other possible benefits to the adviser and its affiliates arising from its relationship with the Master Fund, including:

(i)

consideration of the adviser’s expenses and profits from the Master Fund, as compared to the expenses and profits derived from the adviser’s other clients, in determining the fairness of the advisory contract, i.e., whether the Master Fund is charged higher fees than other clients of the adviser for similar services; and

	(ii)	consideration of collateral benefits to the adviser of compensation received by the adviser and its affiliates.

(h)	Possible alternative fee structures or bases for determining fees, including

	(i)	consideration of alternatives—flat percentage of net assets; or breakpoints in the advisory fee schedule reflecting economies of scale.

Conclusion

After receiving full disclosure of relevant information of the type described above, The Board of Directors of the Master Fund concluded that the compensation and other terms of the investment advisory agreement is in the best interests of the Master Fund’s partners.

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the period ended June 30, 2009 is available at www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TWENTY-SIX

THIS PAGE INTENTIONALLY LEFT BLANK.

HATTERAS FUNDS (EACH A DELAWARE LIMITED PARTNERSHIP)

PRIVACY POLICY

(Unaudited)

Hatteras recognizes that its clients have an expectation that Hatteras and its affiliates will maintain the confidentiality of its clients’ nonpublic personal information. Keeping your information confidential and secure is an important part of our responsibility to you and we take this responsibility very seriously. As such, we provide you with options about how your information may be shared within Hatteras and with others as required or permitted by law—including those who may work with us to better serve your needs.

What Type of Personal Information Will Hatteras Collect or Receive?

Generally, Hatteras does not collect any non-public personal information about you, although certain non-public personal information about you may become available to Hatteras from various sources, including:

•

Information we may receive from you, such as your name, address and phone number, your social security number and your assets, income, other household information and any other information you may provide to Hatteras;

•	Information about your transactions with Hatteras, our affiliates, or others, such as your account balances, transaction history, and claims you make; and

•	Information from visitors to our website provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

How Will Hatteras Use This Information?

Hatteras does not sell lists of client information, however we reserve the right to disclose the non-public personal information No personal information, regardless of the source, regarding any customer or consumer, may be disclosed except as follows:

•	Non-affiliated third parties that provide services necessary to effect, administer or enforce a transaction that you request or authorize.

•	Credit bureaus or similar reporting agencies.

•	Law enforcement officers and governmental agencies and courts as required by a subpoena, court order or law.

•

Non-affiliated third parties with whom Hatteras has a contractual agreement to jointly offer, endorse, market or sponsor a financial product or service; and/or to service and maintain customer accounts including effectuating a transaction.

•	Other non-affiliated financial institutions with whom we have agreements.

•	Others to the extent permitted or required by law.

If you access Hatteras’ products or services through another financial intermediary, your intermediary’s policy will govern how it uses your personal information.

Your Right to Opt Out

You may direct Hatteras not to make disclosures to non-affiliated third parties, except as permitted or required by law. Those wishing to opt out of disclosures to non-affiliated third parties may call the following number: 1-866-388-6292.

How We Keep Your Information Secure and Confidential

Hatteras restricts your personal and account information to those individuals who need to know that information to service your account. Hatteras also maintains physical, electronic and procedural safeguards to protect your information.

Disposal of Your Information Derived from a Consumer Report

In the unlikely event Hatteras obtains non-public consumer report information (as that term is defined in Regulation S-P) about you and Hatteras no longer needs such information, Hatteras will dispose of such information as follows: If such information is in paper form, Hatteras will shred any papers containing such information so that such information may not be practicably read or reconstructed. If such information is in electronic form, Hatteras will permanently erase such information from the electronic device holding such information such that it can no longer be practicably read or reconstructed.

Notifications

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will inform you promptly. If you have any questions, please feel free to call us at 1-866-388-6292 or visit our website at www.hatterasfunds.com.

HATTERAS MULTI-STRATEGY FUNDS

8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

INVESTMENT ADVISOR AND FUND SERVICING AGENT

Hatteras Investment Partners, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street, 25th Floor
Philadelphia, PA 19103

FUND COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103-6996

ADMINISTRATOR AND FUND ACCOUNTANT

J.D. Clark & Company
1400 North Providence Road, Suite 200
Media, PA 19063-2043

CUSTODIAN

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

DISTRIBUTOR

Hatteras Capital Distributors, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615

8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Tel 866.388.6292 Fax 919.846.3433	www.hatterasfunds.com

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers and Daniel K. Wilson are each qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $9,950 for 2009 and $10,500 for 2010.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2009 and $0 for 2010.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

HATTERAS INVESTMENT PARTNERS LLC

HATTERAS MASTER FUND, L.P.

HATTERAS MULTI-STRATEGY FUND, L.P.

HATTERAS MULTI-STRATEGY TEI FUND, L.P.

HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.

HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.

PROXY VOTING POLICY

This statement sets forth the policy of Hatteras Investment Partners, LLC ("Hatteras") with respect to the exercise of corporate actions and proxy voting authority of client accounts.

The Funds and other advisory clients of Hatteras invest, directly or indirectly, substantially all of their assets in securities of pooled investment vehicles or separate accounts, which are private partnerships, limited liability companies or similar entities managed by third-party investment managers (collectively, "Advisor Funds"). These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. To the extent that we or our clients receive notices or proxies from Advisor Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), Hatteras has proxy voting responsibilities.

With respect to proxies issued by Hatteras Master Fund, L.P. (the "Master Fund"), the feeder funds which invest in the Master Fund have delegated proxy voting authority to Hatteras. Hatteras will vote proxies in a manner that it deems to be in the best interests of the Funds. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of its clients. If an analyst, trader or partner of the Hatteras believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of a client, the proxy will be referred to Hatteras' Chief Compliance Officer for a determination of how such proxy should be voted.

Hatteras will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company's charter or by-laws, changes in the board of directors and compensation of outside directors. Hatteras will generally vote in favor of management or shareholder proposals that Hatteras believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company's board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, Hatteras will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of Hatteras' clients.

If a proxy includes a matter to which none of the specific policies described above or in Hatteras' stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to Hatteras' Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, Hatteras and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on by Hatteras Master Fund, L.P., Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P. or Hatteras Multi-Strategy TEI Institutional Fund, L.P. (the "Registered Funds") presents an actual or potential conflict of interest involving Hatteras (or an affiliate of Hatteras), any issuer of a security for which Hatteras (or an affiliate of Hatteras) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Hatteras (or an affiliate of Hatteras) has an existing material contract or business relationship not entered into in the ordinary course of business (Hatteras and such other persons having an interest in the matter being called "Interested Persons"), Hatteras will make written disclosure of the conflict to the Independent Directors of the applicable Fund(s) indicating how Hatteras proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the applicable Registered Fund's Independent Directors, Hatteras may take any of the following actions which it deems to be in the best interests of the Fund: (1) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (2) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (3) refrain from voting on the matter.

The Registered Fund each are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Registered Fund's Form N-PX filing is available: (1) without charge, upon request, by calling (800) 504-9070; or (2) by visiting the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Investment Committee of Hatteras Investment Partners LLC (the "Investment Manager"), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of June 7, 2010:

Name of Investment Committee Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Investment Committee Member

Mark W. Yusko	Principal and co-founder of the Investment Manager	Since January 2004 (inception)

Mr. Yusko became a Principal and co-founder of the Investment Manager in September 2003 and President and Chief Executive Officer of Morgan Creek Capital Management, LLC in July, 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.

Asset allocation; underlying manager selection; and portfolio construction

David B. Perkins	Founder and Chairman of the Investment Manager	Since January 2004 (inception)

Mr. Perkins has been the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities since September 2003. Mr. Perkins has 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Systems analyst; and strategic recommendations and portfolio oversight

Joshua E. Parrott	Director of Public Investments	Since January 2004 (inception)

Mr. Parrott joined the Investment Manager as an Analyst in March 2004 and became the Director of Risk Management in January 2005. Previously, Mr. Parrott was employed as an Analyst by Dialectic Capital Management in 2003 and as a Financial Advisor at Morgan Stanley from February 1999 to March 2003.

Risk management; underlying manager due diligence; operational due diligence; and performance analysis

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2010:

Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance

Mark W. Yusko	Registered Investment Companies	8	$5,500,000,000	0	$0
	Other Pooled Investment Vehicles	24	$2,000,000,000	24	$2,000,000,000
	Other Accounts	22	$1,300,000,000	22	$1,300,000,000

David B. Perkins	Registered Investment Companies	1	$3,300,000	0	$0
	Other Pooled Investment Vehicles	1	$26,100,000	0	$0
	Other Accounts	0	$0	0	$0

Joshua E. Parrott	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

Messrs. Perkins and Yusko is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Mr. Parrott does not manage any other accounts and therefore no material conflicts of interest arise out of his management of the registrant.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee of the Investment Manager includes a combination of the following: (i) fixed annual salary; (ii) a variable portion of the management fee paid by the Master Fund to the Investment Manager; and (iii) a variable portion of any incentive compensation paid by the registrant, or any other feeder fund, to the Investment Manager or its affiliates. The portions of the management fee and incentive fee paid to a member of the Investment Committee are based on the pre-tax performance of the registrant as compared to a benchmark. The Investment Manager uses the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year as a benchmark for the registrant's pre-tax performance when determining the variable components of the compensation of members of the Investment Committee.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager in the Fund as of March 31, 2010:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned

Mark W. Yusko	0
David B. Perkins	$500,001 - $1,000,000
Joshua E. Parrott	0

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hatteras Multi-Strategy Institutional Fund, L.P.

By (Signature and Title)*	/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

Date	June 7, 2010

By (Signature and Title)*	/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

Date	June 7, 2010

* Print the name and title of each signing officer under his or her signature.